Exhibit 99.2

Statistical Supplement Package

(unaudited)

First Quarter 2018

Ameriprise Financial, Inc.

Statistical Supplement Information

Table of Contents

Page
Ameriprise Financial, Inc.
Statistical Supplement Presentation	4
Consolidated GAAP Income Statements	5
Consolidated Adjusted Operating Results and Highlights	6
Common Share and Capital Summary	8
Segment Summary	10
Advice & Wealth Management Segment
Segment Adjusted Operating Income Statements	12
Segment Metrics	13
Asset Management Segment
Segment Adjusted Operating Income Statements	15
Segment Metrics	16
Global Asset Management Products	17
Retail Fund Performance - Columbia	18
Retail Fund Performance - Threadneedle	19
Annuities Segment
Segment Adjusted Operating Income Statements	21
Segment Metrics	22
Protection Segment
Segment Adjusted Operating Income Statements	24
Segment Metrics	25
Corporate & Other Segment
Segment Adjusted Operating Income Statements	27
Eliminations
Adjusted Operating Income Statements	28
Balance Sheet and Ratings Information
Consolidated Balance Sheets	30
Capital and Ratings Information	31
Investments	32
Non-GAAP Financial Information	33
Glossary of Selected Terminology
Glossary of Selected Terminology - Segments	34
Glossary of Selected Terminology	35
Exhibit A
Disclosed Items	38
Exhibit B
Corporate & Other Segment Details	44
Exhibit C
Non-GAAP Financial Measure Reconciliations	47
Exhibit D
Revenue Detail by Product	50

Statistical Supplement Package

(unaudited)

First Quarter 2018

Consolidated Results

Ameriprise Financial, Inc.

Statistical Supplement Presentation

First Quarter 2018

Ameriprise Financial, Inc. (“Ameriprise Financial” or “the Company”) prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”). Management believes that adjusted operating measures, which exclude net realized investment gains or losses, net of deferred sales inducement costs (“DSIC”) and deferred acquisition costs (“DAC”) amortization, unearned revenue amortization and the reinsurance accrual; the market impact on variable annuity guaranteed benefits, net of hedges and the related DSIC and DAC amortization; the market impact on indexed universal life benefits, net of hedges and the related DAC amortization, unearned revenue amortization, and the reinsurance accrual; the market impact on fixed index annuity benefits, net of hedges and the related DAC amortization; the market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments; integration and restructuring charges; income (loss) from discontinued operations; and the impact of consolidating certain investment entities (“CIEs”), best reflect the underlying performance of our core operations and facilitate a more meaningful trend analysis. The Company also uses a number of non-GAAP financial measures to evaluate its financial performance on a basis comparable to that used by some securities analysts and investors. However, these measures are not a substitute for GAAP. Therefore, reconciliations to GAAP measures are provided on page 6 and in Exhibit C “Non-GAAP Financial Measure Reconciliations” on pages 47 and 48.

The market impact on variable annuity guaranteed benefits, fixed index annuity benefits and indexed universal life benefits includes changes in liability values caused by changes in financial market conditions, net of changes in economic hedge values.  The market impact also includes certain valuation adjustments made in accordance with Financial Accounting Standards Board Accounting Standards Codification 820, Fair Value Measurements and Disclosures (“ASC 820”), including the impact on liability values of discounting projected benefits to reflect a current estimate of RiverSource Life Insurance Company’s nonperformance spread.  Further, the market impact is net of related impacts on DAC, DSIC and unearned revenue amortization as well as a reinsurance accrual for indexed universal life.  The market impact relates to guaranteed minimum accumulation benefits, non-life contingent guaranteed minimum withdrawal benefits, fixed index annuity benefits and indexed universal life benefits accounted for at fair value as embedded derivatives.

Adjusted operating earnings is the measure of segment profit or loss management uses to evaluate segment performance.  Adjusted operating earnings should not be viewed as a substitute for GAAP income from continuing operations before income tax provision.  Management believes the presentation of segment adjusted operating earnings as we measure it for management purposes enhances the understanding of our business by reflecting the underlying performance of our core operations and facilitating a more meaningful trend analysis.

In addition, management uses net pretax adjusted operating margin in the Asset Management segment to evaluate segment performance on a basis comparable to other asset managers.  In the Asset Management segment, adjusted operating revenues are adjusted to exclude distribution pass through revenues and subadvisory and other pass through revenues, and adjusted operating earnings are adjusted to exclude adjusted operating net investment income and amortization of intangibles.

Effective January 1, 2018, to more clearly differentiate between GAAP and non-GAAP financial measures, the Company changed the naming convention for its non-GAAP measures from “operating” to “adjusted operating.” The definition of these measures remains unchanged.

The First Quarter 2018 Statistical Supplement Package (“Supplement”) for Ameriprise Financial, Inc. (“Company”) reflects the January 1, 2018 adoption of the new accounting standard, Revenue from Contracts with Customers, on a retrospective basis.

•               All financial statement information has been restated to reflect the adoption. The adoption resulted in changes to Net Income for earlier recognition of certain asset management performance fee revenue. Other notable change for the Advice and Wealth Management segment was to reflect certain franchise advisor revenues on a gross basis as revenue instead of as a reduction to expenses.

•               New table added to the Supplement provides revenue information by segment and product level.

Ameriprise Financial, Inc.

Consolidated GAAP Income Statements

First Quarter 2018

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions, except per share amounts, unaudited)	1 Qtr 2017	2 Qtr 2017	3 Qtr 2017	4 Qtr 2017	1 Qtr 2018	2017	2018	Diff.	%	Diff.	%	Diff.	%

Revenues
Management and financial advice fees	$1,487	$1,568	$1,639	$1,721	$1,669	$1,487	$1,669	$182	12%	$182	12%	$(52)	(3)%
Distribution fees	441	425	435	456	468	441	468	27	6%	27	6%	12	3%
Net investment income	391	391	372	355	396	391	396	5	1%	5	1%	41	12%
Premiums	339	348	348	359	343	339	343	4	1%	4	1%	(16)	(4)%
Other revenues	278	292	232	303	308	278	308	30	11%	30	11%	5	2%
Total revenues	2,936	3,024	3,026	3,194	3,184	2,936	3,184	248	8%	248	8%	(10)	—
Banking and deposit interest expense	10	12	12	14	16	10	16	6	60%	6	60%	2	14%
Total net revenues	2,926	3,012	3,014	3,180	3,168	2,926	3,168	242	8%	242	8%	(12)	—

Expenses
Distribution expenses	823	831	850	893	905	823	905	82	10%	82	10%	12	1%
Interest credited to fixed accounts	162	171	176	147	141	162	141	(21)	(13)%	(21)	(13)%	(6)	(4)%
Benefits, claims, losses and settlement expenses	567	611	474	581	494	567	494	(73)	(13)%	(73)	(13)%	(87)	(15)%
Amortization of deferred acquisition costs	72	69	48	78	92	72	92	20	28%	20	28%	14	18%
Interest and debt expense	50	52	52	53	51	50	51	1	2%	1	2%	(2)	(4)%
General and administrative expense	777	767	781	833	789	777	789	12	2%	12	2%	(44)	(5)%
Total expenses	2,451	2,501	2,381	2,585	2,472	2,451	2,472	21	1%	21	1%	(113)	(4)%
Pretax income	475	511	633	595	696	475	696	221	47%	221	47%	101	17%
Income tax provision	72	118	126	418	102	72	102	30	42%	30	42%	(316)	(76)%

Net income	$403	$393	$507	$177	$594	$403	$594	$191	47%	$191	47%	$417	#

Net Investment Income
Investment income on fixed maturities	$337	$335	$340	$337	$329	$337	$329	$(8)	(2)%	$(8)	(2)%	$(8)	(2)%
Realized investment gains (losses)	17	21	(3)	11	6	17	6	(11)	(65)%	(11)	(65)%	(5)	(45)%
Affordable housing	(12)	(13)	(17)	(58)	(11)	(12)	(11)	1	8%	1	8%	47	81%
Other (including seed money)	24	20	26	38	46	24	46	22	92%	22	92%	8	21%
Consolidated investment entities	25	28	26	27	26	25	26	1	4%	1	4%	(1)	(4)%
Total net investment income	$391	$391	$372	$355	$396	$391	$396	$5	1%	$5	1%	$41	12%

Earnings Per Share
Basic earnings per share	$2.56	$2.53	$3.31	$1.17	$3.97	$2.56	$3.97	$1.41	55%	$1.41	55%	$2.80	#
Earnings per diluted share	$2.52	$2.50	$3.26	$1.15	$3.91	$2.52	$3.91	$1.39	55%	$1.39	55%	$2.76	#
Earnings per diluted share growth	20.6%	26.9%	NM	(53.3)%	55.2%	20.6%	55.2%	34.6%		34.6%		108.4%

Weighted average common shares outstanding
Basic weighted average common shares outstanding	157.5	155.1	153.0	151.0	149.5	157.5	149.5	(8.0)	(5)%	(8.0)	(5)%	(1.5)	(1)%
Effect of potentially dilutive nonqualified stock options and other share-based awards	2.6	2.4	2.4	2.8	2.6	2.6	2.6	—	—	—	—	(0.2)	(7)%
Diluted weighted average common shares outstanding	160.1	157.5	155.4	153.8	152.1	160.1	152.1	(8.0)	(5)%	(8.0)	(5)%	(1.7)	(1)%

Metrics
Net revenue growth	4.9%	4.0%	(0.3)%	2.9%	8.3%	4.9%	8.3%	3.4%		3.4%		5.4%
Pretax income margin	16.2%	17.0%	21.0%	18.7%	22.0%	16.2%	22.0%	5.8%		5.8%		3.3%
Effective tax rate	15.2%	23.1%	19.9%	70.3%	14.7%	15.2%	14.7%	(0.5)%		(0.5)%		(55.6)%

Total equity / outstanding shares (1)	$39.80	$40.62	$41.54	$39.91	$39.38	$39.80	$39.38	$(0.42)	(1)%	$(0.42)	(1)%	$(0.53)	(1)%
Total equity excluding AOCI / outstanding shares (2)(3)	$38.40	$38.67	$39.49	$38.39	$39.41	$38.40	$39.41	$1.01	3%	$1.01	3%	$1.02	3%

(1)        Calculated as total equity divided by common shares outstanding plus common stock equivalents outstanding at period end.

(2)        Calculated as total equity excluding AOCI divided by common shares outstanding plus common stock equivalents outstanding at period end.

(3)        See non-GAAP financial information on pg 33. Non-GAAP financial measure reconciliations can be found on pages 47 and 48.

NM   Not Meaningful

# Variance equal to or greater than 100%.

Ameriprise Financial, Inc.

Consolidated Adjusted Operating Results and Highlights

First Quarter 2018

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions except per share amounts, unaudited)	1 Qtr 2017	2 Qtr 2017	3 Qtr 2017	4 Qtr 2017	1 Qtr 2018	2017	2018	Diff.	%	Diff.	%	Diff.	%

Revenues
Total net revenues	$2,926	$3,012	$3,014	$3,180	$3,168	$2,926	$3,168	$242	8%	$242	8%	$(12)	—
Less revenues attributable to the CIEs	22	25	23	24	22	22	22	—	—	—	—	(2)	(8)%
Less net realized investment gains (losses) (1)	17	21	(3)	11	6	17	6	(11)	(65)%	(11)	(65)%	(5)	(45)%
Less market impact on indexed universal life benefits (1)	1	(3)	(5)	8	13	1	13	12	#	12	#	5	63%
Less market impact of hedges on investments	1	(8)	(1)	6	16	1	16	15	#	15	#	10	#
Adjusted operating total net revenues (2)	$2,885	$2,977	$3,000	$3,131	$3,111	$2,885	$3,111	$226	8%	$226	8%	$(20)	(1)%

Earnings
Net income	$403	$393	$507	$177	$594	$403	$594	$191	47%	$191	47%	$417	#
Less net income (loss) attributable to the CIEs	1	—	—	—	—	1	—	(1)	#	(1)	#	—	—
Integration/restructuring charges (3)	—	—	1	4	3	—	3	3	—	3	—	(1)	(25)%
Market impact on variable annuity guaranteed benefits (1)(3)	63	80	55	34	5	63	5	(58)	(92)%	(58)	(92)%	(29)	(85)%
Market impact on fixed index annuity benefits (1)(3)	—	—	—	—	—	—	—	—	—	—	—	—	—
Market impact on indexed universal life benefits (1)(3)	—	6	10	(20)	(25)	—	(25)	(25)	—	(25)	—	(5)	(25)%
Market impact of hedges on investments (3)	(1)	8	1	(6)	(16)	(1)	(16)	(15)	#	(15)	#	(10)	#
Less net realized investment gains (losses) (1)(3)	16	20	(3)	11	6	16	6	(10)	(63)%	(10)	(63)%	(5)	(45)%
Tax effect of adjustments (4)	(16)	(26)	(25)	—	8	(16)	8	24	#	24	#	8	—
Adjusted operating earnings (2)	$432	$441	$552	$178	$563	$432	$563	$131	30%	$131	30%	$385	#

Pretax Earnings
Pretax income	$475	$511	$633	$595	$696	$475	$696	$221	47%	$221	47%	$101	17%
Less pretax income (loss) attributable to the CIEs	1	1	—	—	—	1	—	(1)	#	(1)	#	—	—
Integration/restructuring charges	—	—	1	4	3	—	3	3	—	3	—	(1)	(25)%
Market impact on variable annuity guaranteed benefits (1)	63	80	55	34	5	63	5	(58)	(92)%	(58)	(92)%	(29)	(85)%

Market impact on fixed index annuity benefits (1)	—	—	—	—	—	—	—	—	—	—	—	—	—
Market impact on indexed universal life benefits (1)	—	6	10	(20)	(25)	—	(25)	(25)	—	(25)	—	(5)	(25)%
Market impact of hedges on investments	(1)	8	1	(6)	(16)	(1)	(16)	(15)	#	(15)	#	(10)	#
Less net realized investment gains (losses) (1)	16	20	(3)	11	6	16	6	(10)	(63)%	(10)	(63)%	(5)	(45)%
Pretax adjusted operating earnings (2)	$520	$584	$703	$596	$657	$520	$657	$137	26%	$137	26%	$61	10%

Pretax Adjusted Operating Margin (2)(5)	18.0%	19.6%	23.4%	19.0%	21.1%	18.0%	21.1%	3.1%		3.1%		2.1%

Adjusted Operating Effective Tax Rate (2)(6)	16.9%	24.5%	21.5%	70.1%	14.3%	16.9%	14.3%	(2.6)%		(2.6)%		(55.8)%

Weighted Average Common Shares Outstanding
Basic	157.5	155.1	153.0	151.0	149.5	157.5	149.5	(8.0)	(5)%	(8.0)	(5)%	(1.5)	(1)%
Diluted	160.1	157.5	155.4	153.8	152.1	160.1	152.1	(8.0)	(5)%	(8.0)	(5)%	(1.7)	(1)%

Adjusted Operating Earnings Per Share (2)
Basic adjusted operating earnings per share	$2.74	$2.84	$3.61	$1.18	$3.77	$2.74	$3.77	$1.03	38%	$1.03	38%	$2.59	#
Adjusted operating earnings per diluted share	$2.70	$2.80	$3.55	$1.16	$3.70	$2.70	$3.70	$1.00	37%	$1.00	37%	$2.54	#

Return on Equity
Return on equity excluding AOCI (2)(6)	21.6%	23.0%	28.2%	24.8%	28.3%	21.6%	28.3%	6.7%		6.7%		3.5%
Adjusted operating return on equity excluding AOCI (2)(6)	23.6%	25.2%	30.9%	26.9%	29.3%	23.6%	29.3%	5.7%		5.7%		2.4%

(1)        Adjusted operating adjustments for net realized investment gains (losses), market impact on indexed universal life benefits, market impact on fixed index annuity benefits and market impact on variable annuity guaranteed benefits are net of the following impacts, as applicable: hedges, DAC and DSIC amortization, unearned revenue amortization and the reinsurance accrual.

(2)        See non-GAAP financial information on pg 33.

(3)        Pretax adjusted operating adjustments

(4)        Calculated using the statutory tax rate of 35% in 2017 and 21% in 2018.

(5)        Defined as pretax adjusted operating earnings as a percentage of adjusted operating total net revenues.

(6)        Non-GAAP financial measure reconciliations can be found on pg 47.

# Variance equal to or greater than 100%.

Ameriprise Financial, Inc.

Consolidated Adjusted Operating Results and Highlights

First Quarter 2018

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions except per share amounts, headcount and where noted, unaudited)	1 Qtr 2017	2 Qtr 2017	3 Qtr 2017	4 Qtr 2017	1 Qtr 2018	2017	2018	Diff.	%	Diff.	%	Diff.	%
Book Value
Total equity excluding CIEs / outstanding shares (1)(2)	$39.79	$40.61	$41.53	$39.91	$39.38	$39.79	$39.38	$(0.41)	(1)%	$(0.41)	(1)%	$(0.53)	(1)%
Total equity excluding CIEs and AOCI / outstanding shares (1)(3)	$38.39	$38.67	$39.48	$38.38	$39.41	$38.39	$39.41	$1.02	3%	$1.02	3%	$1.03	3%

Adjusted Operating Metrics
Adjusted operating total net revenue growth: Target 6 - 8%	2.6%	3.3%	0.7%	5.6%	7.8%	2.6%	7.8%	5.2%		5.2%		2.2%
Adjusted operating earnings per diluted share growth: Target 12 - 15%	24.4%	25.6%	NM	(57.4)%	37.0%	24.4%	37.0%	12.6%		12.6%		94.4%
Adjusted operating return on equity excluding AOCI: Target 19 - 23% (1)	23.6%	25.2%	30.9%	26.9%	29.3%	23.6%	29.3%	5.7%		5.7%		2.4%

Debt to Capital
Total Ameriprise Financial long-term debt to total Ameriprise Financial capital	31.9%	31.8%	31.5%	32.5%	33.0%	31.9%	33.0%	1.1%		1.1%		0.5%

Goodwill and Intangible Assets	$1,924	$1,931	$1,983	$2,027	$2,034	$1,924	$2,034	$110	6%	$110	6%	$7	—

Assets Under Management and Administration
Advice & Wealth Management AUM	$211,740	$221,074	$233,890	$246,715	$249,565	$211,740	$249,565	$37,825	18%	$37,825	18%	$2,850	1%
Asset Management AUM	467,031	472,649	483,953	494,558	485,315	467,031	485,315	18,284	4%	18,284	4%	(9,243)	(2)%
Corporate AUM	331	318	292	41	39	331	39	(292)	(88)%	(292)	(88)%	(2)	(5)%
Eliminations	(24,681)	(24,577)	(25,883)	(27,039)	(26,313)	(24,681)	(26,313)	(1,632)	(7)%	(1,632)	(7)%	726	3%
Total Assets Under Management	654,421	669,464	692,252	714,275	708,606	654,421	708,606	54,185	8%	54,185	8%	(5,669)	(1)%
Total Assets Under Administration	163,165	165,234	177,203	182,767	178,621	163,165	178,621	15,456	9%	15,456	9%	(4,146)	(2)%
Total AUM and AUA	$817,586	$834,698	$869,455	$897,042	$887,227	$817,586	$887,227	$69,641	9%	$69,641	9%	$(9,815)	(1)%

Business Metrics
Total Ameriprise client assets	$498,907	$512,035	$538,662	$559,692	$556,694	$498,907	$556,694	$57,787	12%	$57,787	12%	$(2,998)	(1)%
Total financial advisors	9,668	9,640	9,890	9,896	9,881	9,668	9,881	213	2%	213	2%	(15)	—

Net Flows and Net Deposits
Advisor wrap	$3,944	$4,451	$6,125	$5,013	$5,689	$3,944	$5,689	$1,745	44%	$1,745	44%	$676	13%
Asset Management	(5,629)	(8,742)	(4,670)	2,357	(7,659)	(5,629)	(7,659)	(2,030)	(36)%	(2,030)	(36)%	(10,016)	#
Annuities (4)	(1,336)	(1,252)	(1,098)	(1,144)	(1,162)	(1,336)	(1,162)	174	13%	174	13%	(18)	(2)%
Variable universal life / Universal life	(74)	(52)	(72)	(46)	(82)	(74)	(82)	(8)	(11)%	(8)	(11)%	(36)	(78)%

S&P 500
Daily average	2,324	2,396	2,465	2,605	2,733	2,324	2,733	409	18%	409	18%	128	5%
Period end	2,363	2,423	2,519	2,674	2,641	2,363	2,641	278	12%	278	12%	(33)	(1)%

Weighted Equity Index (WEI) (5)
Daily average	1,695	1,752	1,803	1,901	1,984	1,695	1,984	289	17%	289	17%	83	4%
Period end	1,724	1,774	1,847	1,948	1,923	1,724	1,923	199	12%	199	12%	(25)	(1)%

(1) See non-GAAP financial information on pg 33.  Non-GAAP financial measure reconciliations can be found on pages 47 and 48.

(2) Calculated as total equity excluding CIEs divided by common shares outstanding plus common stock equivalents outstanding at period end.

(3) Calculated as total equity excluding CIEs and AOCI divided by common shares outstanding plus common stock equivalents outstanding at period end.

(4) Excludes payout annuities.

(5) Weighted Equity Index is an Ameriprise calculated proxy for equity market movements calculated using a weighted average of the S&P 500, Russell 2000, Russell Midcap and MSCI EAFE indices based on North America distributed equity assets.

NM Not Meaningful

# Variance equal to or greater than 100%.

Ameriprise Financial, Inc.

Common Share and Capital Summary

First Quarter 2018

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2017	2 Qtr 2017	3 Qtr 2017	4 Qtr 2017	1 Qtr 2018	2017	2018	Diff.	%	Diff.	%	Diff.	%
Common shares
Beginning balance	154.8	153.0	150.3	148.3	146.6	154.8	146.6	(8.2)	(5)%	(8.2)	(5)%	(1.7)	(1)%
Repurchases	(2.9)	(2.8)	(2.3)	(1.9)	(2.4)	(2.9)	(2.4)	0.5	17%	0.5	17%	(0.5)	(26)%
Issuances	2.1	0.2	1.2	0.5	1.2	2.1	1.2	(0.9)	(43)%	(0.9)	(43)%	0.7	#
Other	(1.0)	(0.1)	(0.9)	(0.3)	(0.4)	(1.0)	(0.4)	0.6	60%	0.6	60%	(0.1)	(33)%
Total common shares outstanding	153.0	150.3	148.3	146.6	145.0	153.0	145.0	(8.0)	(5)%	(8.0)	(5)%	(1.6)	(1)%
Restricted stock units	3.4	3.5	3.5	3.6	3.3	3.4	3.3	(0.1)	(3)%	(0.1)	(3)%	(0.3)	(8)%
Total basic common shares outstanding	156.4	153.8	151.8	150.2	148.3	156.4	148.3	(8.1)	(5)%	(8.1)	(5)%	(1.9)	(1)%
Total potentially dilutive shares	2.5	2.3	2.3	2.9	2.3	2.5	2.3	(0.2)	(8)%	(0.2)	(8)%	(0.6)	(21)%
Total diluted shares	158.9	156.1	154.1	153.1	150.6	158.9	150.6	(8.3)	(5)%	(8.3)	(5)%	(2.5)	(2)%

Capital Returned to Shareholders
Dividends paid	$121	$129	$129	$123	$125	$121	$125	$4	3%	$4	3%	$2	2%
Common stock share repurchases	$357	$352	$333	$302	$387	$357	$387	$30	8%	$30	8%	$85	28%

Allocated Capital (1)
Advice & Wealth Management	$653	$661	$707	$710	$718	$653	$718	$65	10%	$65	10%	$8	1%
Asset Management	1,814	1,822	1,821	1,868	1,871	1,814	1,871	57	3%	57	3%	3	—
Annuities	1,991	1,956	1,928	1,933	1,909	1,991	1,909	(82)	(4)%	(82)	(4)%	(24)	(1)%
Protection	1,478	1,460	1,391	1,339	1,465	1,478	1,465	(13)	(1)%	(13)	(1)%	126	9%
Corporate & Other	2,918	2,898	2,996	2,765	2,731	2,918	2,731	(187)	(6)%	(187)	(6)%	(34)	(1)%
Total allocated capital	$8,854	$8,797	$8,843	$8,615	$8,694	$8,854	$8,694	$(160)	(2)%	$(160)	(2)%	$79	1%

(1)        Allocated capital equals Ameriprise Financial shareholders’ equity excluding consolidated investment entities less AOCI plus Ameriprise Financial long-term debt excluding fair value of hedges, unamortized discount, debt issuance costs and capital lease obligations.  Allocated capital is not adjusted for non adjusted operating items except for CIEs.

# Variance equal to or greater than 100%.

Statistical Supplement Package

(unaudited)

First Quarter 2018

Segment Results

Ameriprise Financial, Inc.

Segment Summary

First Quarter 2018

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2017	2 Qtr 2017	3 Qtr 2017	4 Qtr 2017	1 Qtr 2018	2017	2018	Diff.	%	Diff.	%	Diff.	%
Segment Summary
Advice & Wealth Management
Adjusted operating total net revenues	$1,321	$1,376	$1,410	$1,509	$1,501	$1,321	$1,501	$180	14%	$180	14%	$(8)	(1)%
Adjusted operating expenses	1,073	1,085	1,111	1,184	1,185	1,073	1,185	112	10%	112	10%	1	—
Pretax adjusted operating earnings	$248	$291	$299	$325	$316	$248	$316	$68	27%	$68	27%	$(9)	(3)%

Allocated capital	$653	$661	$707	$710	$718	$653	$718	$65	10%	$65	10%	$8	1%
Adjusted operating return on allocated capital (1)	127.4%	131.8%	132.5%	112.5%	119.2%	127.4%	119.2%	(8.2)%		(8.2)%		6.7%
Pretax adjusted operating margin	18.8%	21.1%	21.2%	21.5%	21.1%	18.8%	21.1%	2.3%		2.3%		(0.4)%

Asset Management
Adjusted operating total net revenues	$725	$747	$784	$816	$778	$725	$778	$53	7%	$53	7%	$(38)	(5)%
Adjusted operating expenses	575	571	580	606	583	575	583	8	1%	8	1%	(23)	(4)%
Pretax adjusted operating earnings	$150	$176	$204	$210	$195	$150	$195	$45	30%	$45	30%	$(15)	(7)%

Allocated capital	$1,814	$1,822	$1,821	$1,868	$1,871	$1,814	$1,871	$57	3%	$57	3%	$3	—
Adjusted operating return on allocated capital (1)	28.5%	29.3%	30.6%	26.3%	28.4%	28.5%	28.4%	(0.1)%		(0.1)%		2.1%
Pretax adjusted operating margin	20.7%	23.6%	26.0%	25.7%	25.1%	20.7%	25.1%	4.4%		4.4%		(0.6)%

Adjusted operating total net revenues	$725	$747	$784	$816	$778	$725	$778	$53	7%	$53	7%	$(38)	(5)%
Distribution pass thru revenues	(206)	(194)	(197)	(202)	(201)	(206)	(201)	5	2%	5	2%	1	—
Subadvisory and other pass thru revenues	(92)	(91)	(91)	(94)	(85)	(92)	(85)	7	8%	7	8%	9	10%
Net adjusted operating revenues (2)	$427	$462	$496	$520	$492	$427	$492	$65	15%	$65	15%	$(28)	(5)%

Pretax adjusted operating earnings	$150	$176	$204	$210	$195	$150	$195	$45	30%	$45	30%	$(15)	(7)%
Adjusted operating net investment income	(4)	(6)	(6)	(12)	(2)	(4)	(2)	2	50%	2	50%	10	83%
Amortization of intangibles	4	4	4	5	5	4	5	1	25%	1	25%	—	—
Net adjusted operating earnings (2)	$150	$174	$202	$203	$198	$150	$198	$48	32%	$48	32%	$(5)	(2)%

Net pretax adjusted operating margin (2)(3)	35.1%	37.7%	40.7%	39.0%	40.2%	35.1%	40.2%	5.1%		5.1%		1.2%

Annuities
Adjusted operating total net revenues	$608	$627	$626	$638	$613	$608	$613	$5	1%	$5	1%	$(25)	(4)%
Adjusted operating expenses	469	485	345	490	481	469	481	12	3%	12	3%	(9)	(2)%
Pretax adjusted operating earnings	$139	$142	$281	$148	$132	$139	$132	$(7)	(5)%	$(7)	(5)%	$(16)	(11)%

Allocated capital	$1,991	$1,956	$1,928	$1,933	$1,909	$1,991	$1,909	$(82)	(4)%	$(82)	(4)%	$(24)	(1)%
Adjusted operating return on allocated capital (1)	14.3%	13.7%	28.0%	24.9%	25.0%	14.3%	25.0%	10.7%		10.7%		0.1%
Pretax adjusted operating margin	22.9%	22.6%	44.9%	23.2%	21.5%	22.9%	21.5%	(1.4)%		(1.4)%		(1.7)%

Protection
Adjusted operating total net revenues	$521	$517	$478	$528	$519	$521	$519	$(2)	—	$(2)	—	$(9)	(2)%
Adjusted operating expenses	458	466	423	481	449	458	449	(9)	(2)%	(9)	(2)%	(32)	(7)%
Pretax adjusted operating earnings	$63	$51	$55	$47	$70	$63	$70	$7	11%	$7	11%	$23	49%

Allocated capital	$1,478	$1,460	$1,391	$1,339	$1,465	$1,478	$1,465	$(13)	(1)%	$(13)	(1)%	$126	9%
Adjusted operating return on allocated capital (1)	14.4%	15.1%	13.2%	10.3%	10.9%	14.4%	10.9%	(3.5)%		(3.5)%		0.6%
Pretax adjusted operating margin	12.1%	9.9%	11.5%	8.9%	13.5%	12.1%	13.5%	1.4%		1.4%		4.6%

Corporate & Other
Corporate excluding Long Term Care pretax adjusted operating loss	$(81)	$(73)	$(78)	$(121)	$(58)	$(81)	$(58)	$23	28%	$23	28%	$63	52%
Long Term Care pretax adjusted operating earnings (loss)	$1	$(3)	$(58)	$(13)	$2	$1	$2	$1	#	$1	#	$15	#

(1)        Calculated using adjusted operating earnings subject to the quarterly adjusted operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator.  In the 4th quarter of 2017, the adjusted operating effective tax rate reflects a one-time, primarily non-cash accounting adjustment associated with the Tax Cuts and Jobs Act resulting in an effective tax rate of 70.1%.

(2)        See non-GAAP financial information on pg 33.

(3)        Calculated as net adjusted operating earnings as a percentage of net adjusted operating revenues.

# Variance equal to or greater than 100%.

Statistical Supplement Package

(unaudited)

First Quarter 2018

Advice & Wealth Management Segment

Ameriprise Financial, Inc.

Advice & Wealth Management Segment

First Quarter 2018

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2017	2 Qtr 2017	3 Qtr 2017	4 Qtr 2017	1 Qtr 2018	2017	2018	Diff.	%	Diff.	%	Diff.	%
Advice & Wealth Management Segment Adjusted Operating Income Statements
Revenues
Management and financial advice fees	$723	$774	$801	$855	$848	$723	$848	$125	17%	$125	17%	$(7)	(1)%
Distribution fees	516	507	518	554	557	516	557	41	8%	41	8%	3	1%
Net investment income	52	58	64	65	69	52	69	17	33%	17	33%	4	6%
Premiums	—	—	—	—	—	—	—	—	—	—	—	—	—
Other revenues	40	49	39	49	43	40	43	3	8%	3	8%	(6)	(12)%
Total revenues	1,331	1,388	1,422	1,523	1,517	1,331	1,517	186	14%	186	14%	(6)	—
Banking and deposit interest expense	10	12	12	14	16	10	16	6	60%	6	60%	2	14%
Adjusted operating total net revenues	1,321	1,376	1,410	1,509	1,501	1,321	1,501	180	14%	180	14%	(8)	(1)%

Expenses
Distribution expenses	777	789	813	866	869	777	869	92	12%	92	12%	3	—
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest and debt expense	2	3	2	2	3	2	3	1	50%	1	50%	1	50%
General and administrative expense	294	293	296	316	313	294	313	19	6%	19	6%	(3)	(1)%
Adjusted operating expenses	1,073	1,085	1,111	1,184	1,185	1,073	1,185	112	10%	112	10%	1	—
Pretax adjusted operating earnings	$248	$291	$299	$325	$316	$248	$316	$68	27%	$68	27%	$(9)	(3)%

Pretax adjusted operating margin	18.8%	21.1%	21.2%	21.5%	21.1%	18.8%	21.1%	2.3%		2.3%		(0.4)%

Return on Capital
Allocated capital	$653	$661	$707	$710	$718	$653	$718	$65	10%	$65	10%	$8	1%
Adjusted operating return on allocated capital (1)	127.4%	131.8%	132.5%	112.5%	119.2%	127.4%	119.2%	(8.2)%		(8.2)%		6.7%

Brokerage cash balance (2)	$26,240	$25,597	$25,483	$26,238	$25,443	$26,240	$25,443	$(797)	(3)%	$(797)	(3)%	$(795)	(3)%
Brokerage sweep fee	0.73%	0.97%	1.11%	1.14%	1.32%	0.73%	1.32%	0.59%		0.59%		0.18%

On-balance sheet deposits	$10,328	$10,210	$10,439	$10,316	$10,252	$10,328	$10,252	$(76)	(1)%	$(76)	(1)%	$(64)	(1)%

(1)        Calculated using adjusted operating earnings subject to the quarterly adjusted operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator.  In the 4th quarter of 2017, the adjusted operating effective tax rate reflects a one-time, primarily non-cash accounting adjustment associated with the Tax Cuts and Jobs Act resulting in an effective tax rate of 70.1%.

(2)        Brokerage cash includes both off-balance sheet and on-balance sheet deposits.  In the 1st quarter of 2017 through the 1st quarter of 2018, on-balance sheet deposits included in brokerage cash are $4.2B, $4.0B, $4.1B, $3.9B and $3.7B, respectively.

Ameriprise Financial, Inc.

Advice & Wealth Management Segment

First Quarter 2018

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions, except headcount and where noted, unaudited)	1 Qtr 2017	2 Qtr 2017	3 Qtr 2017	4 Qtr 2017	1 Qtr 2018	2017	2018	Diff.	%	Diff.	%	Diff.	%
Product Information
Certificates and Banking - Combined
Pretax adjusted operating earnings	$15	$17	$19	$18	$17	$15	$17	$2	13%	$2	13%	$(1)	(6)%
Allocated capital	$339	$344	$351	$353	$361	$339	$361	$22	6%	$22	6%	$8	2%
Adjusted operating return on allocated capital (1)	14.6%	14.4%	15.5%	13.3%	13.6%	14.6%	13.6%	(1.0)%		(1.0)%		0.3%

Wealth Management & Distribution
Pretax adjusted operating earnings	$233	$274	$280	$307	$299	$233	$299	$66	28%	$66	28%	$(8)	(3)%
Allocated capital	$314	$317	$356	$357	$357	$314	$357	$43	14%	$43	14%	$—	—
Adjusted operating return on allocated capital (1)	240.5%	253.1%	254.1%	215.3%	227.7%	240.5%	227.7%	(12.8)%		(12.8)%		12.4%

Financial Advisors
Employee advisors (2)	1,997	1,992	2,209	2,210	2,176	1,997	2,176	179	9%	179	9%	(34)	(2)%
Franchisee advisors	7,671	7,648	7,681	7,686	7,705	7,671	7,705	34	—	34	—	19	—
Total financial advisors	9,668	9,640	9,890	9,896	9,881	9,668	9,881	213	2%	213	2%	(15)	—

Adjusted operating total net revenues per financial advisor (in thousands) (3)	$137	$143	$143	$152	$152	$137	$152	$15	11%	$15	11%	$—	—
Adjusted operating total net revenues per financial advisor-trailing twelve months (in thousands) (4)	$540	$552	$562	$575	$590	$540	$590	$50	9%	$50	9%	$15	3%

Advisor Retention
Employee	89.1%	89.5%	90.7%	92.4%	92.2%	89.1%	92.2%	3.1%		3.1%		(0.2)%
Franchisee	92.7%	92.4%	92.7%	92.8%	93.0%	92.7%	93.0%	0.3%		0.3%		0.2%

Total Client Assets (at period end)	$498,907	$512,035	$538,662	$559,692	$556,694	$498,907	$556,694	$57,787	12%	$57,787	12%	$(2,998)	(1)%

Total Wrap Accounts
Beginning assets	$201,078	$212,887	$222,327	$235,224	$248,150	$201,078	$248,150	$47,072	23%	$47,072	23%	$12,926	5%
Inflows from acquisitions (5)	—	—	743	—	—	—	—	—	—	—	—	—	—
Other net flows	3,944	4,451	5,382	5,013	5,689	3,944	5,689	1,745	44%	1,745	44%	676	13%
Net flows	3,944	4,451	6,125	5,013	5,689	3,944	5,689	1,745	44%	1,745	44%	676	13%
Market appreciation (depreciation) and other (6)	7,865	4,989	6,772	7,913	(2,865)	7,865	(2,865)	(10,730)	#	(10,730)	#	(10,778)	#
Total wrap ending assets	$212,887	$222,327	$235,224	$248,150	$250,974	$212,887	$250,974	$38,087	18%	$38,087	18%	$2,824	1%

Advisory wrap account assets ending balance (7)	$210,937	$220,248	$233,036	$245,819	$248,675	$210,937	$248,675	$37,738	18%	$37,738	18%	$2,856	1%

(1)

Calculated using adjusted operating earnings subject to the quarterly adjusted operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator. In the 4th quarter of 2017, the adjusted operating effective tax rate reflects a one-time, primarily non-cash accounting adjustment associated with the Tax Cuts and Jobs Act resulting in an effective tax rate of 70.1%.

(2)	IPI advisors are being included in the employee advisor count.
(3)	Year-to-date is sum of current and prior quarters for the year under review.
(4)	Trailing twelve months is the sum of the last four quarters.
(5)	Inflows associated with acquisitions that closed during the quarter.
(6)	Included in Market appreciation (depreciation) and other is the change in IPI wrap assets.
(7)

Advisory wrap account assets represent those assets for which clients receive advisory services and are the primary driver of revenue earned on wrap accounts. Clients may hold non-advisory investments in their wrap accounts that do not incur an advisory fee.

# Variance equal to or greater than 100%.

Statistical Supplement Package

(unaudited)

First Quarter 2018

Asset Management Segment

Ameriprise Financial, Inc.

Asset Management Segment

First Quarter 2018

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2017	2 Qtr 2017	3 Qtr 2017	4 Qtr 2017	1 Qtr 2018	2017	2018	Diff.	%	Diff.	%	Diff.	%
Asset Management Segment Adjusted Operating Income Statements
Revenues
Management and financial advice fees	$597	$624	$663	$685	$645	$597	$645	$48	8%	$48	8%	$(40)	(6)%
Distribution fees	121	112	111	114	114	121	114	(7)	(6)%	(7)	(6)%	—	—
Net investment income	4	6	6	12	2	4	2	(2)	(50)%	(2)	(50)%	(10)	(83)%
Premiums	—	—	—	—	—	—	—	—	—	—	—	—	—
Other revenues	3	5	4	5	17	3	17	14	#	14	#	12	#
Total revenues	725	747	784	816	778	725	778	53	7%	53	7%	(38)	(5)%
Banking and deposit interest expense	—	—	—	—	—	—	—	—	—	—	—	—	—
Adjusted operating total net revenues	725	747	784	816	778	725	778	53	7%	53	7%	(38)	(5)%

Expenses
Distribution expenses	257	246	246	249	249	257	249	(8)	(3)%	(8)	(3)%	—	—
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	4	4	4	3	3	4	3	(1)	(25)%	(1)	(25)%	—	—
Interest and debt expense	5	6	5	6	6	5	6	1	20%	1	20%	—	—
General and administrative expense	309	315	325	348	325	309	325	16	5%	16	5%	(23)	(7)%
Adjusted operating expenses	575	571	580	606	583	575	583	8	1%	8	1%	(23)	(4)%
Pretax adjusted operating earnings	$150	$176	$204	$210	$195	$150	$195	$45	30%	$45	30%	$(15)	(7)%

Pretax adjusted operating margin	20.7%	23.6%	26.0%	25.7%	25.1%	20.7%	25.1%	4.4%		4.4%		(0.6)%

Adjusted operating total net revenues	$725	$747	$784	$816	$778	$725	$778	$53	7%	$53	7%	$(38)	(5)%
Distribution pass thru revenues	(206)	(194)	(197)	(202)	(201)	(206)	(201)	5	2%	5	2%	1	—
Subadvisory and other pass thru revenues	(92)	(91)	(91)	(94)	(85)	(92)	(85)	7	8%	7	8%	9	10%
Net adjusted operating revenues (1)	$427	$462	$496	$520	$492	$427	$492	$65	15%	$65	15%	$(28)	(5)%

Pretax adjusted operating earnings	$150	$176	$204	$210	$195	$150	$195	$45	30%	$45	30%	$(15)	(7)%
Adjusted operating net investment income	(4)	(6)	(6)	(12)	(2)	(4)	(2)	2	50%	2	50%	10	83%
Amortization of intangibles	4	4	4	5	5	4	5	1	25%	1	25%	—	—
Net adjusted operating earnings (1)	$150	$174	$202	$203	$198	$150	$198	$48	32%	$48	32%	$(5)	(2)%

Net pretax adjusted operating margin (1)(2)	35.1%	37.7%	40.7%	39.0%	40.2%	35.1%	40.2%	5.1%		5.1%		1.2%

Performance Fees (3)
Net performance fees	$—	$2	$12	$12	$1	$—	$1	$1	—	$1	—	$(11)	(92)%

Return on Capital
Allocated capital	$1,814	$1,822	$1,821	$1,868	$1,871	$1,814	$1,871	$57	3%	$57	3%	$3	—
Adjusted operating return on allocated capital (4)	28.5%	29.3%	30.6%	26.3%	28.4%	28.5%	28.4%	(0.1)%		(0.1)%		2.1%

(1)        See non-GAAP financial information on pg 33.

(2)        Calculated as net adjusted operating earnings as a percentage of net adjusted operating revenues.

(3)        Performance fees, which are net of associated compensation, do not include CLO incentive fees.

(4)        Calculated using adjusted operating earnings subject to the quarterly adjusted operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator.  In the 4th quarter of 2017, the adjusted operating effective tax rate reflects a one-time, primarily non-cash accounting adjustment associated with the Tax Cuts and Jobs Act resulting in an effective tax rate of 70.1%.

# Variance equal to or greater than 100%.

Ameriprise Financial, Inc.

Asset Management Segment

First Quarter 2018

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2017	2 Qtr 2017	3 Qtr 2017	4 Qtr 2017	1 Qtr 2018	2017	2018	Diff.	%	Diff.	%	Diff.	%
Total Managed Assets by Type
Equity	$249,805	$257,680	$265,839	$275,417	$267,687	$249,805	$267,687	$17,882	7%	$17,882	7%	$(7,730)	(3)%
Fixed income	178,365	176,318	178,006	173,571	172,127	178,365	172,127	(6,238)	(3)%	(6,238)	(3)%	(1,444)	(1)%
Money market	6,110	5,494	5,887	5,362	5,285	6,110	5,285	(825)	(14)%	(825)	(14)%	(77)	(1)%
Alternative	7,334	6,578	6,464	5,566	5,486	7,334	5,486	(1,848)	(25)%	(1,848)	(25)%	(80)	(1)%
Hybrid and other	25,417	26,579	27,757	34,642	34,730	25,417	34,730	9,313	37%	9,313	37%	88	—
Total managed assets by type	$467,031	$472,649	$483,953	$494,558	$485,315	$467,031	$485,315	$18,284	4%	$18,284	4%	$(9,243)	(2)%

Average Managed Assets by Type (1)
Equity	$245,539	$255,259	$261,704	$270,533	$275,954	$245,539	$275,954	$30,415	12%	$30,415	12%	$5,421	2%
Fixed income	177,398	177,247	177,300	176,508	173,142	177,398	173,142	(4,256)	(2)%	(4,256)	(2)%	(3,366)	(2)%
Money market	5,976	5,845	5,826	5,539	5,474	5,976	5,474	(502)	(8)%	(502)	(8)%	(65)	(1)%
Alternative	7,364	7,126	6,524	6,092	5,533	7,364	5,533	(1,831)	(25)%	(1,831)	(25)%	(559)	(9)%
Hybrid and other	25,141	26,089	27,157	31,169	34,983	25,141	34,983	9,842	39%	9,842	39%	3,814	12%
Total average managed assets by type	$461,418	$471,566	$478,511	$489,841	$495,086	$461,418	$495,086	$33,668	7%	$33,668	7%	$5,245	1%

(1)        Average ending balances are calculated using the average of the prior period’s ending balance and all months in the current period.

Ameriprise Financial, Inc.

Asset Management Segment

First Quarter 2018

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2017	2 Qtr 2017	3 Qtr 2017	4 Qtr 2017	1 Qtr 2018	2017	2018	Diff.	%	Diff.	%	Diff.	%
Managed Assets Rollforward
Global Retail Funds
Beginning assets	$259,919	$267,320	$272,902	$280,749	$287,803	$259,919	$287,803	$27,884	11%	$27,884	11%	$7,054	3%
Inflows	14,835	12,256	10,916	12,917	13,243	14,835	13,243	(1,592)	(11)%	(1,592)	(11)%	326	3%
Outflows	(18,178)	(15,161)	(12,329)	(14,332)	(17,023)	(18,178)	(17,023)	1,155	6%	1,155	6%	(2,691)	(19)%
Net VP/VIT fund flows	(960)	(847)	(750)	(773)	(750)	(960)	(750)	210	22%	210	22%	23	3%
Net new flows	(4,303)	(3,752)	(2,163)	(2,188)	(4,530)	(4,303)	(4,530)	(227)	(5)%	(227)	(5)%	(2,342)	#
Reinvested dividends	424	2,388	489	6,530	476	424	476	52	12%	52	12%	(6,054)	(93)%
Net flows	(3,879)	(1,364)	(1,674)	4,342	(4,054)	(3,879)	(4,054)	(175)	(5)%	(175)	(5)%	(8,396)	#
Distributions	(600)	(2,802)	(689)	(7,640)	(657)	(600)	(657)	(57)	(10)%	(57)	(10)%	6,983	91%
Market appreciation (depreciation) and other	11,383	7,989	9,064	9,975	(2,449)	11,383	(2,449)	(13,832)	#	(13,832)	#	(12,424)	#
Foreign currency translation (1)	497	1,759	1,146	377	1,446	497	1,446	949	#	949	#	1,069	#
Total ending assets	267,320	272,902	280,749	287,803	282,089	267,320	282,089	14,769	6%	14,769	6%	(5,714)	(2)%

% of total retail assets sub-advised	17.0%	17.2%	17.2%	17.9%	17.5%	17.0%	17.5%	0.4%		0.4%		(0.4)%

Global Institutional
Beginning assets	194,494	199,711	199,747	203,204	206,755	194,494	206,755	12,261	6%	12,261	6%	3,551	2%
Inflows	7,124	5,930	5,805	5,805	6,345	7,124	6,345	(779)	(11)%	(779)	(11)%	540	9%
Inflows from acquisitions (2)	—	—	—	5,439	—	—	—	—	—	—	—	(5,439)	#
Outflows	(8,874)	(13,308)	(8,801)	(13,229)	(9,950)	(8,874)	(9,950)	(1,076)	(12)%	(1,076)	(12)%	3,279	25%
Net flows	(1,750)	(7,378)	(2,996)	(1,985)	(3,605)	(1,750)	(3,605)	(1,855)	#	(1,855)	#	(1,620)	(82)%
Market appreciation (depreciation) and other (3)	5,958	3,883	4,052	4,863	(2,866)	5,958	(2,866)	(8,824)	#	(8,824)	#	(7,729)	#
Foreign currency translation (1)	1,009	3,531	2,401	673	2,942	1,009	2,942	1,933	#	1,933	#	2,269	#
Total ending assets	199,711	199,747	203,204	206,755	203,226	199,711	203,226	3,515	2%	3,515	2%	(3,529)	(2)%

Total managed assets	$467,031	$472,649	$483,953	$494,558	$485,315	$467,031	$485,315	$18,284	4%	$18,284	4%	$(9,243)	(2)%

Total net flows	$(5,629)	$(8,742)	$(4,670)	$2,357	$(7,659)	$(5,629)	$(7,659)	$(2,030)	(36)%	$(2,030)	(36)%	$(10,016)	#

Former Parent Company Related (4)
Retail net new flows	$(920)	$(765)	$(570)	$(713)	$(545)	$(920)	$(545)	$375	41%	$375	41%	$168	24%
Institutional net new flows	(1,692)	(6,314)	(2,411)	(1,819)	(1,029)	(1,692)	(1,029)	663	39%	663	39%	790	43%
Total net new flows	$(2,612)	$(7,079)	$(2,981)	$(2,532)	$(1,574)	$(2,612)	$(1,574)	$1,038	40%	$1,038	40%	$958	38%

(1)       Amounts represent local currency to US dollar translation for reporting purposes.

(2)       Inflows associated with acquisitions that closed during the quarter.

(3)       Included in Market appreciation (depreciation) and other for Global Institutional is the change in the affiliated general account balance.

(4)       Former parent company related assets and net new flows are included in the rollforwards above.

# Variance equal to or greater than 100%.

Ameriprise Financial, Inc.

Asset Management Segment - Columbia

First Quarter 2018

Mutual Fund Rankings in top 2 Lipper Quartiles

		1 Qtr 2017	2 Qtr 2017	3 Qtr 2017	4 Qtr 2017	1 Qtr 2018
Domestic Equity
Equal weighted	1 year	69%	78%	72%	69%	57%
	3 year	75%	72%	75%	75%	72%
	5 year	71%	78%	78%	69%	69%
Asset weighted	1 year	67%	86%	68%	73%	58%
	3 year	79%	75%	82%	83%	81%
	5 year	79%	83%	82%	80%	80%
International Equity
Equal weighted	1 year	45%	60%	75%	75%	85%
	3 year	55%	60%	55%	60%	65%
	5 year	70%	75%	75%	70%	75%
Asset weighted	1 year	33%	41%	56%	52%	57%
	3 year	44%	48%	44%	47%	46%
	5 year	48%	51%	55%	54%	57%
Taxable Fixed Income
Equal weighted	1 year	78%	72%	72%	67%	74%
	3 year	76%	72%	78%	83%	72%
	5 year	82%	82%	76%	82%	76%
Asset weighted	1 year	70%	73%	74%	69%	80%
	3 year	83%	82%	83%	89%	77%
	5 year	88%	89%	87%	89%	82%
Tax Exempt Fixed Income
Equal weighted	1 year	84%	53%	74%	79%	84%
	3 year	89%	89%	89%	89%	89%
	5 year	100%	100%	100%	100%	100%
Asset weighted	1 year	97%	38%	60%	76%	91%
	3 year	92%	98%	98%	93%	92%
	5 year	100%	100%	100%	100%	100%
Asset Allocation Funds
Equal weighted	1 year	62%	54%	54%	62%	60%
	3 year	90%	100%	90%	80%	69%
	5 year	88%	78%	78%	78%	78%
Asset weighted	1 year	48%	47%	47%	51%	51%
	3 year	100%	100%	94%	94%	90%
	5 year	98%	92%	93%	94%	94%

Number of 4- or 5-star Morningstar rated funds
Overall		49	54	51	52	56
3 year		46	55	56	56	52
5 year		46	46	49	50	53

Percent of 4- or 5-star Morningstar rated funds
Overall		52%	56%	50%	51%	53%
3 year		48%	57%	55%	55%	50%
5 year		49%	49%	49%	51%	54%

Percent of 4- or 5-star Morningstar rated assets
Overall		63%	65%	58%	60%	61%
3 year		68%	72%	66%	63%	52%
5 year		63%	56%	57%	59%	61%

Mutual fund performance rankings are based on the performance of the Institutional Class for Columbia branded mutual funds.  Only funds with Institutional Class shares are included.

Equal Weighted Rankings in Top 2 Quartiles:  Counts the number of funds with above median ranking divided by the total number of funds.  Asset size is not a factor.

Asset Weighted Rankings in Top 2 Quartiles:  Sums the total assets of the funds with above median ranking divided by total assets of all funds.  Funds with more assets will receive a greater share of the total percentage above or below median.

Ameriprise Financial, Inc.

Asset Management Segment - Threadneedle

First Quarter 2018

Retail Fund Rankings in Top 2 Morningstar Quartiles or Above Index Benchmark

		1 Qtr 2017	2 Qtr 2017	3 Qtr 2017	4 Qtr 2017	1 Qtr 2018
Equity
Equal weighted	1 year	30%	54%	48%	59%	57%
	3 year	68%	74%	72%	64%	64%
	5 year	70%	65%	72%	63%	61%
Asset weighted	1 year	42%	65%	50%	56%	53%
	3 year	79%	80%	79%	60%	59%
	5 year	66%	54%	59%	63%	51%

Fixed Income
Equal weighted	1 year	72%	76%	76%	83%	79%
	3 year	69%	64%	79%	82%	69%
	5 year	64%	72%	76%	72%	80%
Asset weighted	1 year	79%	85%	85%	93%	91%
	3 year	90%	84%	90%	95%	89%
	5 year	75%	80%	92%	88%	91%

Allocation (Managed) Funds
Equal weighted	1 year	44%	67%	78%	67%	50%
	3 year	100%	100%	89%	78%	88%
	5 year	100%	83%	86%	100%	100%
Asset weighted	1 year	32%	44%	61%	60%	45%
	3 year	100%	100%	94%	97%	99%
	5 year	100%	92%	93%	100%	100%

The performance of each fund is measured on a consistent basis against the most appropriate benchmark - a peer group of similar funds or an index.

Equal weighted:  Counts the number of funds with above median ranking (if measured against peer group) or above index performance (if measured against an index) divided by the total number of funds.  Asset size is not a factor.

Asset weighted:  Sums the assets of the funds with above median ranking (if measured against peer group) or above index performance (if measured against an index) divided by the total sum of assets in the funds.  Funds with more assets will receive a greater share of the total percentage above or below median or index.

Aggregated Allocation (Managed) Funds include funds that invest in other funds of the Threadneedle range including those funds that invest in both equity and fixed income.

Aggregated Threadneedle data includes funds on the Threadneedle platform sub-advised by Columbia as well as advisors not affiliated with Ameriprise Financial, Inc.

Statistical Supplement Package

(unaudited)

First Quarter 2018

Annuities Segment

Ameriprise Financial, Inc.

Annuities Segment

First Quarter 2018

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2017	2 Qtr 2017	3 Qtr 2017	4 Qtr 2017	1 Qtr 2018	2017	2018	Diff.	%	Diff.	%	Diff.	%

Annuities Segment Adjusted Operating Income Statements
Revenues
Management and financial advice fees	$191	$195	$200	$204	$200	$191	$200	$9	5%	$9	5%	$(4)	(2)%
Distribution fees	83	87	87	89	88	83	88	5	6%	5	6%	(1)	(1)%
Net investment income	179	175	173	170	164	179	164	(15)	(8)%	(15)	(8)%	(6)	(4)%
Premiums	27	33	24	32	24	27	24	(3)	(11)%	(3)	(11)%	(8)	(25)%
Other revenues	128	137	142	143	137	128	137	9	7%	9	7%	(6)	(4)%
Total revenues	608	627	626	638	613	608	613	5	1%	5	1%	(25)	(4)%
Banking and deposit interest expense	—	—	—	—	—	—	—	—	—	—	—	—	—
Adjusted operating total net revenues	608	627	626	638	613	608	613	5	1%	5	1%	(25)	(4)%

Expenses
Distribution expenses	102	107	105	114	110	102	110	8	8%	8	8%	(4)	(4)%
Interest credited to fixed accounts	118	118	121	116	113	118	113	(5)	(4)%	(5)	(4)%	(3)	(3)%
Benefits, claims, losses and settlement expenses	143	149	19	156	150	143	150	7	5%	7	5%	(6)	(4)%
Amortization of deferred acquisition costs	47	48	40	46	50	47	50	3	6%	3	6%	4	9%
Interest and debt expense	8	9	9	9	9	8	9	1	13%	1	13%	—	—
General and administrative expense	51	54	51	49	49	51	49	(2)	(4)%	(2)	(4)%	—	—
Adjusted operating expenses	469	485	345	490	481	469	481	12	3%	12	3%	(9)	(2)%
Pretax adjusted operating earnings	$139	$142	$281	$148	$132	$139	$132	$(7)	(5)%	$(7)	(5)%	$(16)	(11)%

Pretax adjusted operating margin	22.9%	22.6%	44.9%	23.2%	21.5%	22.9%	21.5%	(1.4)%		(1.4)%		(1.7)%

Return on Capital
Allocated capital	$1,991	$1,956	$1,928	$1,933	$1,909	$1,991	$1,909	$(82)	(4)%	$(82)	(4)%	$(24)	(1)%
Adjusted operating return on allocated capital (1)	14.3%	13.7%	28.0%	24.9%	25.0%	14.3%	25.0%	10.7%		10.7%		0.1%

Market impact on variable annuity guaranteed benefits (2)
Risk margin and nonperformance spread impact	$(22)	$(3)	$(7)	$13	$28	$(22)	$28	$50	#	$50	#	$15	#
Other	(41)	(77)	(48)	(47)	(33)	(41)	(33)	8	20%	8	20%	14	30%
Total VA guaranteed benefit impact excluded from adjusted operating earnings	$(63)	$(80)	$(55)	$(34)	$(5)	$(63)	$(5)	$58	92%	$58	92%	$29	85%

Market impact on fixed index annuity benefits (3)
Risk margin and nonperformance spread impact	$—	$—	$—	$—	$—	$—	$—	$—	—	$—	—	$—	—
Other	—	—	—	—	—	—	—	—	—	—	—	—	—
Total fixed index annuity benefit impact excluded from adjusted operating earnings	$—	$—	$—	$—	$—	$—	$—	$—	—	$—	—	$—	—

Total annuity net flows (4)	$(1,336)	$(1,252)	$(1,098)	$(1,144)	$(1,162)	$(1,336)	$(1,162)	$174	13%	$174	13%	$(18)	(2)%

(1)        Calculated using adjusted operating earnings subject to the quarterly adjusted operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator.  In the 4th quarter of 2017, the adjusted operating effective tax rate reflects a one-time, primarily non-cash accounting adjustment associated with the Tax Cuts and Jobs Act resulting in an effective tax rate of 70.1%.

(2)        Guaranteed Minimum Withdrawal Benefit (GMWB) and Guaranteed Minimum Accumulation Benefit (GMAB) only, net of variable annuity guarantee hedges, DSIC and DAC amortization.

(3)        Market impact on fixed index annuity benefits, net of hedges and the related DAC amortization.

(4)        Excludes payout annuities.

# Variance equal to or greater than 100%.

Ameriprise Financial, Inc.

Annuities Segment

First Quarter 2018

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2017	2 Qtr 2017	3 Qtr 2017	4 Qtr 2017	1 Qtr 2018	2017	2018	Diff.	%	Diff.	%	Diff.	%
Product Information
Variable Annuities
Pretax adjusted operating earnings	$116	$127	$262	$134	$116	$116	$116	$—	—	$—	—	$(18)	(13)%
Allocated capital (1)	$650	$650	$650	$650	$650	$650	$650	$—	—	$—	—	$—	—
Adjusted operating return on allocated capital (2)	29.7%	30.0%	74.9%	67.4%	67.9%	29.7%	67.9%	38.2%		38.2%		0.5%

Fixed Annuities (3)
Pretax adjusted operating earnings	$23	$15	$19	$14	$16	$23	$16	$(7)	(30)%	$(7)	(30)%	$2	14%
Allocated capital	$1,341	$1,306	$1,278	$1,283	$1,259	$1,341	$1,259	$(82)	(6)%	$(82)	(6)%	$(24)	(2)%
Adjusted operating return on allocated capital (2)	6.5%	5.6%	4.7%	3.8%	3.4%	6.5%	3.4%	(3.1)%		(3.1)%		(0.4)%

Variable Annuities Rollforward
Beginning balance	$74,817	$76,365	$77,397	$78,654	$80,340	$74,817	$80,340	$5,523	7%	$5,523	7%	$1,686	2%
Deposits	957	1,059	1,031	1,175	1,150	957	1,150	193	20%	193	20%	(25)	(2)%
Withdrawals and terminations	(2,027)	(2,068)	(1,916)	(2,073)	(2,069)	(2,027)	(2,069)	(42)	(2)%	(42)	(2)%	4	—
Net flows	(1,070)	(1,009)	(885)	(898)	(919)	(1,070)	(919)	151	14%	151	14%	(21)	(2)%
Investment performance and interest credited	2,618	2,041	2,142	2,584	(690)	2,618	(690)	(3,308)	#	(3,308)	#	(3,274)	#
Total ending balance - contract accumulation values	$76,365	$77,397	$78,654	$80,340	$78,731	$76,365	$78,731	$2,366	3%	$2,366	3%	$(1,609)	(2)%

Variable annuities fixed sub-accounts	$5,212	$5,203	$5,187	$5,166	$5,139	$5,212	$5,139	$(73)	(1)%	$(73)	(1)%	$(27)	(1)%

Fixed Deferred Annuities Rollforward
Beginning balance	$9,991	$9,800	$9,631	$9,492	$9,320	$9,991	$9,320	$(671)	(7)%	$(671)	(7)%	$(172)	(2)%
Deposits	43	44	33	33	42	43	42	(1)	(2)%	(1)	(2)%	9	27%
Withdrawals and terminations	(309)	(287)	(246)	(279)	(285)	(309)	(285)	24	8%	24	8%	(6)	(2)%
Net flows	(266)	(243)	(213)	(246)	(243)	(266)	(243)	23	9%	23	9%	3	1%
Policyholder interest credited	75	74	74	74	70	75	70	(5)	(7)%	(5)	(7)%	(4)	(5)%
Total ending balance - contract accumulation values	$9,800	$9,631	$9,492	$9,320	$9,147	$9,800	$9,147	$(653)	(7)%	$(653)	(7)%	$(173)	(2)%

Capitalized interest	$1	$—	$1	$—	$—	$1	$—	$(1)	#	$(1)	#	$—	—

Payout Annuities Reserve Balance	$2,090	$2,099	$2,091	$2,099	$2,093	$2,090	$2,093	$3	—	$3	—	$(6)	—

Tax Equivalent Spread - Fixed Deferred Annuities (4)
Gross rate of return on invested assets (5)	4.4%	4.3%	4.3%	4.2%	4.1%	4.4%	4.1%	(0.3)%		(0.3)%		(0.1)%
Crediting rate excluding capitalized interest	(3.1)%	(3.1)%	(3.1)%	(3.1)%	(3.1)%	(3.1)%	(3.1)%	—		—		—
Tax equivalent margin spread	1.3%	1.2%	1.2%	1.1%	1.0%	1.3%	1.0%	(0.3)%		(0.3)%		(0.1)%

Total Variable Annuities DAC
Beginning balance	$1,724	$1,726	$1,729	$1,737	$1,747	$1,724	$1,747	$23	1%	$23	1%	$10	1%
Capitalization	34	40	39	43	42	34	42	8	24%	8	24%	(1)	(2)%
Non adjusted operating amortization	9	9	6	2	(5)	9	(5)	(14)	#	(14)	#	(7)	#
Amortization per income statement	(42)	(43)	(36)	(41)	(45)	(42)	(45)	(3)	(7)%	(3)	(7)%	(4)	(10)%
Other	1	(3)	(1)	6	15	1	15	14	#	14	#	9	#
Total ending balance	$1,726	$1,729	$1,737	$1,747	$1,754	$1,726	$1,754	$28	2%	$28	2%	$7	—

Total Fixed Deferred Annuities DAC
Beginning balance	$76	$74	$68	$67	$71	$76	$71	$(5)	(7)%	$(5)	(7)%	$4	6%
Capitalization	1	—	1	—	1	1	1	—	—	—	—	1	—
Non adjusted operating amortization	(1)	—	—	—	—	(1)	—	1	#	1	#	—	—
Amortization per income statement	(5)	(5)	(4)	(5)	(5)	(5)	(5)	—	—	—	—	—	—
Other	3	(1)	2	9	16	3	16	13	#	13	#	7	78%
Total ending balance	$74	$68	$67	$71	$83	$74	$83	$9	12%	$9	12%	$12	17%

(1)        The variable annuity allocated capital calculation takes into account the capital necessary to support the business, recognizing the established reserves and potential future interest rate changes.

(2)        Calculated using adjusted operating earnings subject to the quarterly adjusted operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator.  In the 4th quarter of 2017, the adjusted operating effective tax rate reflects a one-time, primarily non-cash accounting adjustment associated with the Tax Cuts and Jobs Act resulting in an effective tax rate of 70.1%.

(3)        Includes payout annuities.

(4)        Attributable to interest sensitive products only, which has been approximately 99% of the total ending fixed deferred annuities accumulation values in the periods reported.  The asset earnings rate is a calculated yield based on specifically assigned assets.

(5)        In the 1st quarter of 2017 through the 1st quarter of 2018, the Gross rates of return on invested assets were impacted by outstanding repurchase agreements.  Without these positions, the Gross rates of return on invested assets would have been 4.3%, 4.2%, 4.2%, 4.2% and 4.1% respectively.

# Variance equal to or greater than 100%.

Statistical Supplement Package

(unaudited)

First Quarter 2018

Protection Segment

Ameriprise Financial, Inc.

Protection Segment

First Quarter 2018

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2017	2 Qtr 2017	3 Qtr 2017	4 Qtr 2017	1 Qtr 2018	2017	2018	Diff.	%	Diff.	%	Diff.	%
Protection Segment Adjusted Operating Income Statements
Revenues
Management and financial advice fees	$14	$12	$13	$14	$14	$14	$14	$—	—	$—	—	$—	—
Distribution fees	24	23	23	26	24	24	24	—	—	—	—	(2)	(8)%
Net investment income	85	82	86	85	84	85	84	(1)	(1)%	(1)	(1)%	(1)	(1)%
Premiums	294	297	305	308	301	294	301	7	2%	7	2%	(7)	(2)%
Other revenues	104	103	51	95	96	104	96	(8)	(8)%	(8)	(8)%	1	1%
Total revenues	521	517	478	528	519	521	519	(2)	—	(2)	—	(9)	(2)%
Banking and deposit interest expense	—	—	—	—	—	—	—	—	—	—	—	—	—
Adjusted operating total net revenues	521	517	478	528	519	521	519	(2)	—	(2)	—	(9)	(2)%

Expenses
Distribution expenses	17	16	17	18	16	17	16	(1)	(6)%	(1)	(6)%	(2)	(11)%
Interest credited to fixed accounts	44	47	47	48	49	44	49	5	11%	5	11%	1	2%
Benefits, claims, losses and settlement expenses	297	313	278	321	292	297	292	(5)	(2)%	(5)	(2)%	(29)	(9)%
Amortization of deferred acquisition costs	28	29	13	26	25	28	25	(3)	(11)%	(3)	(11)%	(1)	(4)%
Interest and debt expense	6	6	7	6	6	6	6	—	—	—	—	—	—
General and administrative expense	66	55	61	62	61	66	61	(5)	(8)%	(5)	(8)%	(1)	(2)%
Adjusted operating expenses	458	466	423	481	449	458	449	(9)	(2)%	(9)	(2)%	(32)	(7)%
Pretax adjusted operating earnings	$63	$51	$55	$47	$70	$63	$70	$7	11%	$7	11%	$23	49%

Pretax adjusted operating margin	12.1%	9.9%	11.5%	8.9%	13.5%	12.1%	13.5%	1.4%		1.4%		4.6%

Return on Capital
Allocated capital	$1,478	$1,460	$1,391	$1,339	$1,465	$1,478	$1,465	$(13)	(1)%	$(13)	(1)%	$126	9%
Adjusted operating return on allocated capital (1)	14.4%	15.1%	13.2%	10.3%	10.9%	14.4%	10.9%	(3.5)%		(3.5)%		0.6%

Market impact on indexed universal life benefits (2)
Risk margin and nonperformance spread impact	$3	$6	$8	$(3)	$(17)	$3	$(17)	$(20)	#	$(20)	#	$(14)	#
Other	(3)	(12)	(18)	23	42	(3)	42	45	#	45	#	19	83%
Total market impact on indexed universal life benefits excluded from adjusted operating earnings	$—	$(6)	$(10)	$20	$25	$—	$25	$25	—	$25	—	$5	25%

Product Information
Life and Health (3)
Pretax adjusted operating earnings	$68	$69	$48	$73	$65	$68	$65	$(3)	(4)%	$(3)	(4)%	$(8)	(11)%
Allocated capital	$817	$800	$769	$726	$818	$817	$818	$1	—	$1	—	$92	13%
Adjusted operating return on allocated capital (1)	30.5%	29.9%	24.7%	21.4%	21.3%	30.5%	21.3%	(9.2)%		(9.2)%		(0.1)%

Auto and Home Insurance
Pretax adjusted operating earnings (loss)	$(5)	$(18)	$7	$(26)	$5	$(5)	$5	$10	#	$10	#	$31	#
Allocated capital	$661	$660	$622	$613	$647	$661	$647	$(14)	(2)%	$(14)	(2)%	$34	6%
Adjusted operating return on allocated capital (1)	(4.3)%	(2.4)%	(0.6)%	(3.1)%	(1.8)%	(4.3)%	(1.8)%	2.5%		2.5%		1.3%

Total Auto and Home catastrophe losses	$25	$44	$15	$38	$14	$25	$14	$(11)	(44)%	$(11)	(44)%	$(24)	(63)%

(1)        Calculated using adjusted operating earnings subject to the quarterly adjusted operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator.  In the 4th quarter of 2017, the adjusted operating effective tax rate reflects a one-time, primarily non-cash accounting adjustment associated with the Tax Cuts and Jobs Act resulting in an effective tax rate of 70.1%.

(2)        Market impact on indexed universal life benefits, net of hedges and the related DAC amortization, unearned revenue amortization, and the reinsurance accrual.

(3)        Life and health includes captive insurance.

# Variance equal to or greater than 100%.

Ameriprise Financial, Inc.

Protection Segment

First Quarter 2018

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2017	2 Qtr 2017	3 Qtr 2017	4 Qtr 2017	1 Qtr 2018	2017	2018	Diff.	%	Diff.	%	Diff.	%

Cash Sales
VUL / UL (1)	$65	$78	$72	$84	$71	$65	$71	$6	9%	$6	9%	$(13)	(15)%
Term and whole life	2	2	2	2	2	2	2	—	—	—	—	—	—
Disability insurance	1	1	1	1	1	1	1	—	—	—	—	—	—
Auto and home	271	283	305	270	273	271	273	2	1%	2	1%	3	1%
Total cash sales	$339	$364	$380	$357	$347	$339	$347	$8	2%	$8	2%	$(10)	(3)%

VUL / UL Policyholder Account Balances
Beginning balance	$11,511	$11,783	$12,006	$12,235	$12,534	$11,511	$12,534	$1,023	9%	$1,023	9%	$299	2%
Premiums and deposits	245	256	247	268	248	245	248	3	1%	3	1%	(20)	(7)%
Investment performance and interest	348	275	300	346	14	348	14	(334)	(96)%	(334)	(96)%	(332)	(96)%
Withdrawals and surrenders	(319)	(308)	(319)	(314)	(330)	(319)	(330)	(11)	(3)%	(11)	(3)%	(16)	(5)%
Other	(2)	—	1	(1)	(1)	(2)	(1)	1	50%	1	50%	—	—
Total ending balance	$11,783	$12,006	$12,235	$12,534	$12,465	$11,783	$12,465	$682	6%	$682	6%	$(69)	(1)%

Premiums by Product
Term and whole life	$11	$11	$11	$11	$11	$11	$11	$—	—	$—	—	$—	—
Disability insurance	35	35	36	35	34	35	34	(1)	(3)%	(1)	(3)%	(1)	(3)%
Auto and home	242	244	252	255	249	242	249	7	3%	7	3%	(6)	(2)%
Intercompany premiums	6	7	6	7	7	6	7	1	17%	1	17%	—	—
Total premiums by product	$294	$297	$305	$308	$301	$294	$301	$7	2%	$7	2%	$(7)	(2)%

Auto and Home Insurance Details
Policy count (thousands)	940	937	939	942	934	940	934	(6)	(1)%	(6)	(1)%	(8)	(1)%
Catastrophe loss ratio	9.4%	16.0%	5.8%	14.9%	5.6%	9.4%	5.6%	(3.8)%		(3.8)%		(9.3)%
Non-catastrophe /other loss ratio	78.7%	80.1%	80.3%	83.6%	80.1%	78.7%	80.1%	1.4%		1.4%		(3.5)%
Expense ratio	20.0%	17.2%	16.9%	17.2%	17.9%	20.0%	17.9%	(2.1)%		(2.1)%		0.7%
Combined ratio	108.1%	113.3%	103.0%	115.7%	103.6%	108.1%	103.6%	(4.5)%		(4.5)%		(12.1)%

DAC Rollforward
Life and Health
Beginning balance	$821	$821	$819	$837	$839	$821	$839	$18	2%	$18	2%	$2	—
Capitalization	19	21	20	24	20	19	20	1	5%	1	5%	(4)	(17)%
Non adjusted operating amortization	(1)	3	3	(5)	(9)	(1)	(9)	(8)	#	(8)	#	(4)	(80)%
Amortization per income statement	(14)	(15)	—	(14)	(12)	(14)	(12)	2	14%	2	14%	2	14%
Other	(4)	(11)	(5)	(3)	24	(4)	24	28	#	28	#	27	#
Total ending balance	$821	$819	$837	$839	$862	$821	$862	$41	5%	$41	5%	$23	3%

Life Insurance in Force	$196,338	$196,045	$195,947	$195,931	$195,588	$196,338	$195,588	$(750)	—	$(750)	—	$(343)	—

Net Amount at Risk	$41,717	$41,192	$41,146	$40,752	$40,655	$41,717	$40,655	$(1,062)	(3)%	$(1,062)	(3)%	$(97)	—

Net Policyholder Reserves
VUL / UL	$11,054	$11,295	$11,548	$11,851	$11,755	$11,054	$11,755	$701	6%	$701	6%	$(96)	(1)%
Term and whole life	201	200	198	197	195	201	195	(6)	(3)%	(6)	(3)%	(2)	(1)%
Disability insurance	525	526	530	528	523	525	523	(2)	—	(2)	—	(5)	(1)%
Other insurance	790	783	775	765	743	790	743	(47)	(6)%	(47)	(6)%	(22)	(3)%
Auto and home loss and LAE reserves	610	599	589	611	599	610	599	(11)	(2)%	(11)	(2)%	(12)	(2)%
Total net policyholder reserves	$13,180	$13,403	$13,640	$13,952	$13,815	$13,180	$13,815	$635	5%	$635	5%	$(137)	(1)%

(1)        Includes lump sum deposits.

# Variance equal to or greater than 100%.

Statistical Supplement Package

(unaudited)

First Quarter 2018

Corporate & Other Segment

Ameriprise Financial, Inc.

Corporate & Other Segment

First Quarter 2018

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2017	2 Qtr 2017	3 Qtr 2017	4 Qtr 2017	1 Qtr 2018	2017	2018	Diff.	%	Diff.	%	Diff.	%
Product Information (1)
Corporate excluding Long Term Care
Adjusted operating total net revenues	$(9)	$(11)	$(19)	$(56)	$(9)	$(9)	$(9)	$—	—	$—	—	$47	84%
Adjusted operating expenses	72	62	59	65	49	72	49	(23)	(32)%	(23)	(32)%	(16)	(25)%
Pretax adjusted operating earnings (loss)	$(81)	$(73)	$(78)	$(121)	$(58)	$(81)	$(58)	$23	28%	$23	28%	$63	52%

Long Term Care
Adjusted operating total net revenues	$66	$66	$69	$67	$66	$66	$66	$—	—	$—	—	$(1)	(1)%
Adjusted operating expenses	65	69	127	80	64	65	64	(1)	(2)%	(1)	(2)%	(16)	(20)%
Pretax adjusted operating earnings (loss)	$1	$(3)	$(58)	$(13)	$2	$1	$2	$1	#	$1	#	$15	#
Allocated capital	$674	$690	$652	$676	$681	$674	$681	$7	1%	$7	1%	$5	1%

(1)        See Exhibit B for details on Long Term Care and Corporate Excluding Long Term Care

# Variance equal to or greater than 100%.

Ameriprise Financial, Inc.

Eliminations (1)

First Quarter 2018

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2017	2 Qtr 2017	3 Qtr 2017	4 Qtr 2017	1 Qtr 2018	2017	2018	Diff.	%	Diff.	%	Diff.	%
Eliminations Adjusted Operating Income Statements
Revenues
Management and financial advice fees	$(35)	$(34)	$(35)	$(34)	$(34)	$(35)	$(34)	$1	3%	$1	3%	$—	—
Distribution fees	(303)	(304)	(304)	(327)	(315)	(303)	(315)	(12)	(4)%	(12)	(4)%	12	4%
Net investment income	—	—	(1)	(2)	(1)	—	(1)	(1)	—	(1)	—	1	50%
Premiums	(9)	(8)	(9)	(9)	(8)	(9)	(8)	1	11%	1	11%	1	11%
Other revenues	—	—	—	—	—	—	—	—	—	—	—	—	—
Total revenues	(347)	(346)	(349)	(372)	(358)	(347)	(358)	(11)	(3)%	(11)	(3)%	14	4%
Banking and deposit interest expense	—	(1)	(1)	(1)	(1)	—	(1)	(1)	—	(1)	—	—	—
Adjusted operating total net revenues	(347)	(345)	(348)	(371)	(357)	(347)	(357)	(10)	(3)%	(10)	(3)%	14	4%

Expenses
Distribution expenses	(327)	(325)	(329)	(350)	(337)	(327)	(337)	(10)	(3)%	(10)	(3)%	13	4%
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	(3)	(3)	(3)	(6)	(4)	(3)	(4)	(1)	(33)%	(1)	(33)%	2	33%
Amortization of deferred acquisition costs	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest and debt expense	—	—	1	(1)	—	—	—	—	—	—	—	1	#
General and administrative expense	(17)	(17)	(17)	(14)	(16)	(17)	(16)	1	6%	1	6%	(2)	(14)%
Adjusted operating expenses	(347)	(345)	(348)	(371)	(357)	(347)	(357)	(10)	(3)%	(10)	(3)%	14	4%
Pretax adjusted operating earnings	$—	$—	$—	$—	$—	$—	$—	$—	—	$—	—	$—	—

(1)        The majority of the amounts represent the impact of inter-segment transfer pricing for both revenues and expenses.

# Variance equal to or greater than 100%.

Statistical Supplement Package

(unaudited)

First Quarter 2018

Balance Sheet and Ratings Information

Ameriprise Financial, Inc.

Consolidated Balance Sheets

First Quarter 2018

(in millions, unaudited)	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018
Assets
Cash and cash equivalents	$1,996	$2,392	$2,398	$2,484	$2,102
Cash of consolidated investment entities	181	171	106	136	99
Investments	35,771	35,935	36,202	35,925	35,320
Investments of consolidated investment entities	2,249	2,257	2,215	2,131	2,111
Separate account assets	82,169	83,661	85,287	87,368	85,847
Receivables	5,357	5,483	5,751	5,762	5,860
Receivables of consolidated investment entities	17	38	9	25	20
Deferred acquisition costs	2,643	2,637	2,661	2,676	2,718
Restricted and segregated cash and investments	3,403	3,072	3,131	3,147	2,818
Other assets	7,081	7,508	7,743	7,826	7,867
Total Assets	$140,867	$143,154	$145,503	$147,480	$144,762

Liabilities
Policyholder account balances, future policy benefits and claims	$29,762	$29,878	$29,963	$29,904	$29,364
Separate account liabilities	82,169	83,661	85,287	87,368	85,847
Customer deposits	10,316	10,200	10,427	10,303	10,240
Short-term borrowings	200	200	201	200	201
Long-term debt	2,911	2,908	2,902	2,891	2,881
Debt of consolidated investment entities	2,339	2,306	2,265	2,206	2,174
Accounts payable and accrued expenses	1,485	1,615	1,745	1,975	1,609
Other liabilities	5,375	6,001	6,364	6,575	6,570
Other liabilities of consolidated investment entities	86	138	43	63	36
Total Liabilities	134,643	136,907	139,197	141,485	138,922

Equity
Ameriprise Financial
Common shares ($.01 par)	3	3	3	3	3
Additional paid-in capital	7,857	7,903	8,017	8,085	8,116
Retained earnings	10,630	10,894	11,272	11,326	11,796
Treasury stock	(12,485)	(12,852)	(13,298)	(13,648)	(14,070)
Accumulated other comprehensive income, net of tax	219	299	312	229	(5)
Total Equity	6,224	6,247	6,306	5,995	5,840
Total Liabilities and Equity	$140,867	$143,154	$145,503	$147,480	$144,762

Ameriprise Financial, Inc.

Capital and Ratings Information

First Quarter 2018

(in millions unless otherwise noted, unaudited)	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018
Long-term Debt Summary
Senior notes	$2,850	$2,850	$2,850	$2,850	$2,850
Capital lease obligations	47	44	41	38	34
Fair value of hedges, unamortized discount and debt issuance costs	14	14	11	3	(3)
Total Ameriprise Financial long-term debt	2,911	2,908	2,902	2,891	2,881
Non-recourse debt of consolidated investment entities	2,341	2,308	2,267	2,208	2,174
Total long-term debt	$5,252	$5,216	$5,169	$5,099	$5,055

Total Ameriprise Financial long-term debt	$2,911	$2,908	$2,902	$2,891	$2,881
Fair value of hedges, unamortized discount and debt issuance costs	(14)	(14)	(11)	(3)	3
Capital lease obligations	(47)	(44)	(41)	(38)	(34)
Total Ameriprise Financial long-term debt excluding fair value of hedges, unamortized discount, debt issuance costs and capital lease obligations (1)	$2,850	$2,850	$2,850	$2,850	$2,850

Total equity (2)	$6,224	$6,247	$6,306	$5,995	$5,840
Equity of consolidated investment entities	(1)	(1)	(1)	—	—
Total equity excluding CIEs (1)	$6,223	$6,246	$6,305	$5,995	$5,840

Total Ameriprise Financial capital	$9,135	$9,155	$9,208	$8,886	$8,721
Total Ameriprise Financial capital excluding fair value of hedges, unamortized discount, debt issuance costs, capital lease obligations and equity of CIEs (1)	$9,073	$9,096	$9,155	$8,845	$8,690

Debt to capital
Total Ameriprise Financial long-term debt to total Ameriprise Financial capital	31.9%	31.8%	31.5%	32.5%	33.0%
Total Ameriprise Financial long-term debt to total Ameriprise Financial capital excluding fair value of hedges, unamortized discount, debt issuance costs, capital lease obligations and equity of CIEs (1)	31.4%	31.3%	31.1%	32.2%	32.8%

Ratings (as of March 31, 2018 earnings release date)	A.M. Best Company	Standard & Poor’s Rating Services	Moody’s Investors Service, Inc.
Claims Paying Ratings (3)
RiverSource Life Insurance Company	A+	AA-	Aa3
IDS Property Casualty Ins. Company	A	N/R	N/R

Debt Ratings (3)
Ameriprise Financial, Inc.	a-	A	A3

(1)             See non-GAAP financial information on pg 33.  Non-GAAP financial measure reconciliations can be found on page 48.

(2)             Includes accumulated other comprehensive income, net of tax.

(3)             For the most current ratings information, please see the individual rating agency’s website.

N/R - Not Rated.

Ameriprise Financial, Inc.

Ameriprise Financial Investments (1)

First Quarter 2018

(in millions unless otherwise noted, unaudited)	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018
Cash and cash equivalents	$1,996	$2,392	$2,398	$2,484	$2,102

Investments - Ending Balances
Available-for-Sale Securities
Corporate debt securities	16,089	15,857	15,650	15,075	14,434

Residential mortgage backed securities	6,882	6,921	6,790	6,611	5,992
Commercial mortgage backed securities	3,274	3,443	3,952	4,374	4,320
Asset backed securities	1,647	1,678	1,646	1,580	1,523
Total mortgage and other asset backed securities	11,803	12,042	12,388	12,565	11,835

State and municipal obligations	2,400	2,423	2,455	2,463	2,395
US government and agency obligations	8	7	6	503	1,373
Foreign government bonds and obligations	264	300	308	314	282
Common and preferred stocks (2)	18	18	19	7	—
Total other	2,690	2,748	2,788	3,287	4,050
Total available-for-sale securities	30,582	30,647	30,826	30,927	30,319

Commercial mortgage loans	2,712	2,737	2,770	2,775	2,740
Allowance for loan losses	(21)	(21)	(21)	(19)	(19)
Commercial mortgage loans, net	2,691	2,716	2,749	2,756	2,721

Residential mortgage loans	290	277	251	—	—
Allowance for loan losses	—	—	—	—	—
Residential mortgage loans, net	290	277	251	—	—

Policy loans	830	836	841	845	844
Other investments (2)	1,378	1,459	1,535	1,397	1,436
Total investments	35,771	35,935	36,202	35,925	35,320
Total cash, cash equivalents and investments	$37,767	$38,327	$38,600	$38,409	$37,422

Net unrealized gain Available-for-Sale Securities	$1,282	$1,452	$1,508	$1,435	$878

AFS Fixed Maturity Asset Quality - %
AAA	31%	33%	34%	37%	39%
AA	6%	7%	7%	7%	6%
AFS securities AA and above	37%	40%	41%	44%	45%
A	18%	18%	18%	17%	15%
BBB	40%	38%	37%	35%	36%
Below investment grade	5%	4%	4%	4%	4%
Total AFS fixed maturity asset quality - %	100%	100%	100%	100%	100%

Fair Value of Below Investment Grade Investments as a % of Total Cash and Investments	5%	4%	4%	4%	4%

(1)             Investments excluding investments of CIEs.

(2)             Beginning in the first quarter of 2018, equity securities, which were previously included in Available-for-Sale Securities, were reclassified to Other investments.

Ameriprise Financial, Inc.

Non-GAAP Financial Information

Ameriprise Financial, Inc. (the Company) prepares its financial statements in accordance with accounting principles generally accepted in the United States (U.S. GAAP).  This report includes information on both a U.S. GAAP and non-GAAP basis.  Management believes that the presentation of these non-GAAP financial measures best reflect the underlying performance of the Company and facilitate a more meaningful trend analysis.  Management uses certain of these non-GAAP measures to evaluate our financial performance on a basis comparable to that used by some securities analysts and investors. Also, certain of these non-GAAP measures are taken into consideration, to varying degrees, for purposes of business planning and analysis and certain compensation-related matters.  See the reconciliations on pages 6, 15, 47 and 48.

These non-GAAP measures include:

•             Adjusted operating earnings;

•             Adjusted operating earnings per diluted share;

•             Adjusted operating effective tax rate;

•             Adjusted operating return on equity excluding AOCI;

•             Adjusted operating total net revenues;

•             Basic adjusted operating earnings per share;

•             Net adjusted operating earnings;

•             Net adjusted operating revenues;

•             Net pretax adjusted operating margin;

•             Pretax adjusted operating earnings;

•             Pretax adjusted operating margin;

•             Return on equity excluding AOCI;

•             Total Ameriprise Financial capital excluding fair value of hedges, unamortized discount, debt issuance costs, capital lease obligations and equity of CIEs;

•             Total Ameriprise Financial long-term debt excluding fair value of hedges, unamortized discount, debt issuance costs and capital lease obligations;

•             Total Ameriprise Financial long-term debt to total Ameriprise Financial capital excluding fair value of hedges, unamortized discount, debt issuance costs, capital lease obligations and equity of CIEs;

•             Total equity excluding AOCI;

•             Total equity excluding CIEs;

•             Total equity excluding CIEs and AOCI

Reclassification

Certain prior period information has been restated to conform to current period presentation.

Ameriprise Financial, Inc.

Glossary of Selected Terminology - Segments

Advice & Wealth Management - This segment provides financial planning and advice, as well as full service brokerage services, primarily to retail clients through our advisors. These services are centered on long-term, personal relationships between our advisors and our clients and focus on helping clients confidently achieve their financial goals. Our advisors provide a distinctive approach to financial planning and have access to a broad selection of both affiliated and non-affiliated products to help clients meet their financial needs. A significant portion of revenues in this segment is fee-based, driven by the level of client assets, which is impacted by both market movements and net asset flows. We also earn net investment income on owned assets primarily from certificate products. This segment earns revenues (distribution fees) for providing non-affiliated products and intersegment revenues (distribution fees) for providing our affiliated products and services to our retail clients. Intersegment expenses for this segment include expenses for investment management services provided by our Asset Management segment.

Asset Management - This segment provides investment management advice and investment products to retail, high net worth and institutional clients on a global scale through Columbia Threadneedle Investments. We provide clients with U.S. domestic individual products through unaffiliated third-party financial institutions and through our Advice & Wealth Management segment, and we provide institutional products and services through our institutional sales force. International retail products for non-U.S. investors are primarily distributed through third-party financial institutions and unaffiliated financial advisors. Retail products include U.S. mutual funds and their non-U.S. equivalents, exchange-traded funds and variable product funds underlying insurance and annuity separate accounts. Institutional asset management services are designed to meet specific client objectives and may involve a range of products, including those that focus on traditional asset classes, separately managed accounts, individually managed accounts, collateralized loan obligations, hedge funds or alternative strategies, collective funds and property funds. Collateralized loan obligations, hedge funds or alternative strategies and certain private funds are often classified as alternative assets. Revenues in this segment are primarily earned as fees based on managed asset balances, which are impacted by market movements, net asset flows, asset allocation and product mix. We may also earn performance fees from certain accounts where investment performance meets or exceeds certain pre-identified targets. In addition our Asset Management segment provides all intercompany asset management services for Ameriprise Financial subsidiaries. The fees for such services are reflected within the Asset Management segment results through intersegment transfer pricing. Intersegment expenses for this segment include distribution expenses for services provided by our Advice & Wealth Management, Annuities and Protection segments.

Annuities - This segment provides RiverSource variable and fixed annuity products to individual clients. RiverSource Life Insurance Company and RiverSource Life Insurance Co. of New York provide variable annuity products through our advisors, and our fixed annuity products are distributed through both affiliated and unaffiliated advisors and financial institutions. These products are designed to help individuals address their asset accumulation and income goals.  Revenues for our variable annuity products are primarily earned as fees based on underlying account balances, which are impacted by both market movements and net asset flows. Revenues for our fixed deferred annuity products are primarily earned as net investment income on assets supporting fixed account balances, with profitability significantly impacted by the spread between net investment income earned and interest credited on the fixed account balances. We also earn net investment income on owned assets supporting reserves for immediate annuities with a non-life contingent feature and for certain guaranteed benefits offered with variable annuities and on capital supporting the business. Revenues for our immediate annuities with a life contingent feature are earned as premium revenue.  Intersegment revenues for this segment reflect fees paid by our Asset Management segment for marketing support and other services provided in connection with the availability of VIT Funds under the variable annuity contracts. Intersegment expenses for this segment include distribution expenses for services provided by our Advice & Wealth Management segment, as well as expenses for investment management services provided by our Asset Management segment.

Protection - This segment provides a variety of products to address the protection and risk management needs of our retail clients, including life, disability income and property-casualty insurance. These products are designed to provide a lifetime of solutions that allow clients to protect income, grow assets and give to loved ones or charity. Life and disability income products are primarily provided through our advisors. Our property-casualty products are sold through affinity relationships. We issue insurance policies through our life insurance subsidiaries and property casualty companies (IDS Property Casualty Insurance Company and its subsidiary, Ameriprise Insurance Company). The primary sources of revenues for this segment are premiums, fees, and charges we receive to assume insurance-related risk. We earn net investment income on owned assets supporting insurance reserves and capital supporting the business. We also receive fees based on the level of assets supporting variable universal life separate account balances. This segment earns intersegment revenues from fees paid by our Asset Management segment for marketing support and other services provided in connection with the availability of VIT Funds under the variable universal life contracts. Intersegment expenses for this segment include distribution expenses for services provided by our Advice & Wealth Management segment, as well as expenses for investment management services provided by our Asset Management segment.

Corporate & Other - This segment consists of net investment income or loss on corporate level assets, including excess capital held in our subsidiaries and other unallocated equity and other revenues as well as unallocated corporate expenses.  It also includes the results of our closed-block long term care business.  This segment also includes revenues and expenses of consolidated investment entities, which are excluded on an adjusted operating basis.

Ameriprise Financial, Inc.

Glossary of Selected Terminology

Adjusted Operating Earnings - Net income attributable to Ameriprise Financial excluding integration/restructuring charges, net of tax, market impact on variable annuity guaranteed benefits and fixed index annuity benefits and indexed universal life benefits, net of tax, market impact of hedges on investments, net of tax, income (loss) from discontinued operations, net of tax, net realized investment gains (losses), net of tax and net income (loss) from consolidated investment entities.

Adjusted Operating Expenses - Total expenses excluding integration/restructuring charges, market impact on variable annuity guaranteed benefits, market impact on fixed index annuity benefits, market impact on indexed universal life benefits, DAC and DSIC offsets to net realized investment gains (losses) and expense from consolidated investment entities.

Adjusted Operating Net Investment Income - Net investment income excluding net realized investment gains (losses), market impact of hedges on investments and net investment income from consolidated investment entities.

Adjusted Operating Return on Allocated Capital - Calculated using adjusted operating earnings subject to the quarterly adjusted operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator.  Adjusted operating earnings for each product line are based on the target level of assets which are based on management’s best estimate after considering regulatory and rating agency requirements.

Adjusted Operating Total Net Revenues - Total net revenues excluding net realized investment gains (losses), indexed universal life market impact on reinsurance and unearned revenue, market impact of hedges on investments, revenue from consolidated investment entities and integration/restructuring.

Affiliated General Account Assets - Balance sheet assets from various affiliates managed and reported by Columbia.

Allocated Capital - The internal allocation of Total Ameriprise Financial Capital, excluding accumulated other comprehensive income (loss), CIEs, and capital lease obligations, fair value of hedges, debt issuance costs and unamortized discount on Ameriprise Financial long-term debt, is based on management’s best estimate of capital required to support the business. Estimates reflect the higher of regulatory or rating agency capital requirements, and include capital held for some stress contingencies.  Capital is allocated to our operating segments for the purpose of measuring segment return on allocated capital.  For the Corporate & Other segment, allocated capital also includes any capital available after capital has been allocated to the operating segments. Allocated capital is not adjusted for non adjusted operating items except for CIEs.

Alternative Assets - Assets reported by the Company that include Hedge Funds and Collateralized Loan Obligations (“CLO”).

Ameriprise Financial - Ameriprise Financial includes ownership interests in subsidiaries that are attributable, directly or indirectly, to Ameriprise Financial, Inc. and excludes noncontrolling interests.

AOCI - Accumulated other comprehensive income (loss), net of tax.

Assets Under Administration - Assets under administration include assets for which we provide administrative services such as client assets invested in other companies’ products that we offer outside of our advisory wrap accounts. These assets include those held in clients’ brokerage accounts. We generally record revenues received from administered assets as distribution fees. We do not exercise management discretion over these assets and do not earn a management fee. These assets are not reported on our Consolidated Balance Sheets. Assets under administration also include certain assets on our Consolidated Balance Sheets for which we do not provide investment management services and do not recognize management fees, such as investments in non-affiliated funds held in the separate accounts of our life insurance subsidiaries. These assets do not include assets under advisement, for which we provide model portfolios but do not have full discretionary investment authority.

Assets Under Management - Assets under management include external client assets for which we provide investment management services, such as the assets of the Columbia funds and Threadneedle funds, assets of institutional clients and advisory assets held in wrap accounts as well as assets managed by sub-advisors selected by us. Assets under management also include certain assets on our Consolidated Balance Sheets for which we provide investment management services and recognize management fees in our Asset Management segment, such as the assets of the general account, RiverSource Variable Product funds held in the separate accounts of our life insurance subsidiaries, and client assets of CIEs. These assets do not include assets under advisement, for which we provide model portfolios, but do not have full discretionary investment authority.

Auto & Home Insurance - Personal auto and home protection products marketed directly to customers through marketing affiliates such as Costco Wholesale Corporation. We sell these products through our auto and home subsidiary, IDS Property Casualty Insurance Company (doing business as Ameriprise Auto & Home Insurance).

Cash Sales - Cash sales are the dollar value volume indicator that captures gross new cash inflows which generate product revenue streams to our company. This includes primarily “client initiated” activity that results in an incremental increase in assets or premiums in force (but doesn’t need to result in time of sale revenue), or activity that doesn’t increase assets or premiums in force, but generates “fee revenue”.

Consolidated Investment Entities (“CIEs”) - CIEs include variable interest entities, such as property funds and CLOs, required to be consolidated under current accounting standards.

DAC Rollforward Other - We record unrealized securities gains (losses) in accumulated other comprehensive income (loss), net of income tax provision (benefit) and net of adjustments in other asset and liability balances, such as DAC, to reflect the expected impact on their carrying values had the unrealized securities gains (losses) been realized as of the respective balance sheet dates.

Deferred Acquisition Costs and Amortization - Deferred acquisition costs (“DAC”) represent the direct costs of acquiring new protection and annuity contracts, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of life, disability income, long term care, auto, and home insurance and annuities.  DAC also includes deferred direct sales commissions on certain mutual fund products. These costs are deferred to the extent they are directly related to the acquisition of new business and are recoverable from future profits.

Life Insurance in Force - The total amount of all life insurance death benefits currently insured by our company.

Market Impact of Hedges on Investments - The market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments.

Ameriprise Financial, Inc.

Glossary of Selected Terminology

Market Impact on Fixed Index Annuity Benefits - The impact of changes in financial market conditions on benefit costs associated with fixed index annuity benefits accounted for as embedded derivatives, net of changes in associated economic hedge values and net of related impacts on DAC amortization.  This market impact includes the risk margin and nonperformance spread impact.

Market Impact on Indexed Universal Life Benefits - The impact of changes in financial market conditions on benefit costs associated with indexed universal life benefits accounted for as embedded derivatives, net of changes in associated economic hedge values and net of related impacts on DAC amortization, unearned revenue amortization, and the reinsurance accrual.  This market impact includes the risk margin and nonperformance spread impact.

Market Impact on Variable Annuity Guaranteed Benefits - The impact of changes in financial market conditions on benefit costs associated with variable annuity guaranteed living benefits accounted for as embedded derivatives, net of changes in economic hedge values and unhedged items including the difference between assumed and actual underlying separate account investment performance, fixed income credit exposures, transaction costs and certain policyholder contract elections, net of related impacts on DAC and DSIC amortization.  The market impact includes the risk margin and nonperformance spread impact.

Net Adjusted Operating Earnings - Asset management segment pretax adjusted operating earnings less adjusted operating net investment income plus amortization of intangibles.

Net Adjusted Operating Revenues - Asset management segment adjusted operating total net revenues less pass through distribution revenue and subadvisory and other pass through revenues.

Net Amount at Risk - Life insurance in force less policyholder reserves net of reinsurance.

Net Flows - Sales less redemptions and miscellaneous flows which may include reinvested dividends.

Net New Flows - Retail fund inflows less outflows.

Net Pretax Adjusted Operating Margin - An internal measure designed to calculate adjusted operating margins on a basis comparable to other asset management companies. A ratio representing net adjusted operating earnings as a percentage of net adjusted operating revenues for the asset management segment.

Net Realized Investment Gains (Losses) - The net of realized investment gains and realized investment losses, net of DSIC and DAC amortization, unearned revenue amortization and the reinsurance accrual.

Pretax Adjusted Operating Earnings - Income from continuing operations before income tax provision excluding net realized investment gains (losses), integration/restructuring charges, market impact on variable annuity guaranteed benefits, market impact on fixed index annuity benefits, market impact on indexed universal life benefits, market impact of hedges on investments and pretax income (loss) from consolidated investment entities.

Pretax Adjusted Operating Margin - A ratio representing pretax adjusted operating earnings as a percentage of adjusted operating total net revenues.

Pretax Income (Loss) Margin - A ratio representing pretax income (loss) as a percentage of total net revenues.

Risk Margin and Nonperformance Spread Impact - The portion of the market impact on variable annuity guaranteed benefits, fixed index annuity benefits and indexed universal life benefits related to liability valuation adjustments made in accordance with Financial Accounting Standards Board Accounting Standards Codification 820, Fair Value Measurements and Disclosures (“ASC 820”) that management considers to be non-economic, including the impact of discounting projected benefits at a rate reflecting a current estimate of RiverSource Life’s nonperformance spread, net of related impacts on DAC, DSIC and unearned revenue as well as a reinsurance accrual for indexed universal life.

Separate Account - Represents assets and liabilities that are maintained and established primarily for the purpose of funding variable annuity and insurance products. The assets of the separate account are only available to fund the liabilities of the variable annuity contract holders and others with contracts requiring premiums or other deposits to the separate account. Clients elect to invest premiums in stock, bond and/or money market funds depending on their risk tolerance. All investment performance, net of fees, is passed through to the client.

Threadneedle - Threadneedle Asset Management Holdings Sarl is a holding company for the London-based Threadneedle companies, which provide investment management products and services.

Total Ameriprise Financial Capital - Total equity plus total Ameriprise Financial long-term debt. Total Ameriprise Financial capital is also presented excluding fair value of hedges, unamortized discount, debt issuance costs, capital lease obligations and equity of CIEs.

Total Ameriprise Financial Long-term Debt to Total Ameriprise Financial Capital Ratio - A ratio comprised of total Ameriprise Financial long-term debt divided by Ameriprise Financial capital. We also present total Ameriprise Financial long-term debt to total Ameriprise Financial capital ratios excluding fair value of hedges, unamortized discount, debt issuance costs, capital lease obligations and equity of consolidated investment entities.

Wrap Accounts - Wrap accounts enable our clients to purchase other securities such as mutual funds in connection with fee-based “wrap account” programs or services. We offer clients the opportunity to select products that include affiliated and non-affiliated funds. We currently offer both discretionary and non-discretionary wrap accounts. In a discretionary wrap account, an unaffiliated investment advisor or our investment management subsidiary, Columbia Management Investment Advisers, LLC, chooses the underlying investments in the portfolio on behalf of the client. In a non-discretionary wrap account, the client chooses the underlying investments in the portfolio based, to the extent the client elects, in part or whole on the recommendations of their financial advisor. Investors in our wrap accounts generally pay a fee based on the advisory assets held in their wrap accounts. These investors also pay any related fees or costs included in the underlying securities held in that account, such as underlying mutual fund operating expenses.

Exhibit A

Statistical Supplement Package

(unaudited)

First Quarter 2018

Disclosed Items

Ameriprise Financial, Inc.

Disclosed Items

1 Qtr 2018

Excluded from Adjusted Operating Earnings

	Advice & Wealth Management	Annuities			Protection		Corporate and Eliminations
			Market Impact on	Market Impact on		Market Impact on			Market Impact
	Securities	Securities	VA Guaranteed	Fixed Index	Securities	Indexed Universal	Securities		of Hedges	Integration
(in millions, unaudited)	Gains/(Losses) (1)	Gains/(Losses) (1)	Benefits (2)	Annuity Benefits (3)	Gains/(Losses) (1)	Life Benefits (4)	Gains/(Losses) (1)	CIEs (5)	on Investments (6)	Charges (7)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—	$—	$(4)	$—	$—
Distribution fees	—	—	—	—	—	—	—	—	—	—
Net investment income	1	8	—	—	(1)	—	(2)	26	16	—
Premiums	—	—	—	—	—	—	—	—	—	—
Other revenues	—	—	—	—	—	13	—	—	—	—
Total revenues	1	8	—	—	(1)	13	(2)	22	16	—
Banking and deposit interest expense	—	—	—	—	—	—	—	—	—	—
Total net revenues	1	8	—	—	(1)	13	(2)	22	16	—

Expenses
Distribution expenses	—	—	—	—	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—		(21)	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	5	—		9	—	—	—	—
Interest and debt expense	—	—	—	—	—	—	—	21	—	—
General and administrative expense	—	—	—	—	—	—	—	1	—	3
Total expenses	—	—	5	—	—	(12)	—	22	—	3
Pretax segment income (loss)	$1	$8	$(5)	$—	$(1)	$25	$(2)	$—	$16	$(3)

Included in Adjusted Operating Earnings

	Asset Management	Protection	Corporate	Consolidated
	EMEA	Auto & Home	Department of	Excess Tax Benefits
	Change	Catastrophe	Labor Implementation	from Share-
(in millions, unaudited)	Initiatives (8)	Losses (9)	Costs (10)	Based Payments (11)
Revenues
Management and financial advice fees	$—	$—	$—	$—
Distribution fees	—	—	—	—
Net investment income	—	—	—	—
Premiums	—	—	—	—
Other revenues	14	—	—	—
Total revenues	14	—	—	—
Banking and deposit interest expense	—	—	—	—
Adjusted operating total net revenues	14	—	—	—

Expenses
Distribution expenses	—	—	—	—
Interest credited to fixed accounts	—	—	—	—
Benefits, claims, losses and settlement expenses	—	14	—	—
Amortization of deferred acquisition costs	—	—	—	—
Interest and debt expense	—	—	—	—
General and administrative expense	5	—	3	—
Adjusted operating expenses	5	14	3	—
Pretax adjusted operating earnings	$9	$(14)	$(3)	$—
Tax benefit (expense)				$20

(1)        Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities

(2)        Variable annuity guaranteed benefit impacts include:

$1 million net benefit related to hedged variable annuity benefits

$6 million increase in DAC and DSIC amortization resulting from hedged benefits

(3)        Fixed index annuity benefit impacts include:

$0 million net expense related to hedged fixed index annuity benefits

$0 million decrease in DAC amortization resulting from hedged fixed index annuity benefits

(4)        Indexed universal life benefit impacts include:

$21 million net benefit related to hedged indexed universal life benefits

$9 million increase in DAC amortization resulting from hedged indexed universal life benefits

$13 million increase in unearned revenue reserve amortization and reinsurance accrual from hedged indexed universal life benefits

(5)        Reflects revenues and expenses of Consolidated Investment Entities

(6)        The market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments

(7)        Integration charges related to acquisitions of Investment Professionals, Inc. and Lionstone Investments

(8)        Net benefit from EMEA initiatives

(9)        Total auto and home catastrophe losses

(10)   Incremental expense related to the planning and implementation for the new Department of Labor fiduciary standard

(11)   Excess tax benefits (deficiencies) related to share-based compensation

Ameriprise Financial, Inc.

Disclosed Items

4 Qtr 2017

Excluded from Adjusted Operating Earnings

	Advice & Wealth Management	Annuities			Protection	Corporate and Eliminations
			Market Impact on	Market Impact on	Market Impact on		Market Impact
	Securities	Securities	VA Guaranteed	Fixed Index	Indexed Universal		of Hedges	Integration
(in millions, unaudited)	Gains/(Losses) (1)	Gains/(Losses) (1)	Benefits (2)	Annuity Benefits (3)	Life Benefits (4)	CIEs (5)	on Investments (6)	Charges (7)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$(3)	$—	$—
Distribution fees	—	—	—	—	—	—	—	—
Net investment income	3	8	—	—	—	27	6	—
Premiums	—	—	—	—	—	—	—	—
Other revenues	—	—	—	—	8	—	—	—
Total revenues	3	8	—	—	8	24	6	—
Banking and deposit interest expense	—	—	—	—	—	—	—	—
Total net revenues	3	8	—	—	8	24	6	—

Expenses
Distribution expenses	—	—	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	(17)	—	—	—
Benefits, claims, losses and settlement expenses	—	—	36	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	(2)	—	5	—	—	—
Interest and debt expense	—	—	—	—	—	24	—	—
General and administrative expense	—	—	—	—	—	—	—	4
Total expenses	—	—	34	—	(12)	24	—	4
Pretax segment income (loss)	$3	$8	$(34)	$—	$20	$—	$6	$(4)

Included in Adjusted Operating Earnings

	Annuities	Protection	Corporate			Consolidated
	Market	Auto & Home	Department of			Excess Tax Benefits
	Impacts	Catastrophe	Labor Implementation	Tax Act	Severance	from Share-	Tax Act
(in millions, unaudited)	to DAC/DSIC (8)	Losses (9)	Costs (10)	Impact (11)	Expense (12)	Based Payments (13)	Impact (14)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—	$—
Distribution fees	—	—	—	—	—	—	—
Net investment income	—	—	—	(51)	—	—	—
Premiums	—	—	—	—	—	—	—
Other revenues	—	—	—	—	—	—	—
Total revenues	—	—	—	(51)	—	—	—
Banking and deposit interest expense	—	—	—	—	—	—	—
Adjusted operating total net revenues	—	—	—	(51)	—	—	—

Expenses
Distribution expenses	—	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	(2)	38	—	—	—	—	—
Amortization of deferred acquisition costs	(9)	—	—	—	—	—	—
Interest and debt expense	—	—	—	—	—	—	—
General and administrative expense	—	—	6	—	7	—	—
Adjusted operating expenses	(11)	38	6	—	7	—	—
Pretax adjusted operating earnings	$11	$(38)	$(6)	$(51)	$(7)	$—	$—
Tax benefit (expense)						$13	$(269)

(1)                  Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities

(2)                  Variable annuity guaranteed benefit impacts include:

$35 million net expense related to hedged variable annuity benefits

$1 million decrease in DAC and DSIC amortization resulting from hedged benefits

(3)                  Fixed index annuity benefit impacts include:

$0 million net expense related to hedged fixed index annuity benefits

$0 million decrease in DAC amortization resulting from hedged fixed index annuity benefits

(4)                  Indexed universal life benefit impacts include:

$17 million net benefit related to hedged indexed universal life benefits

$5 million increase in DAC amortization resulting from hedged indexed universal life benefits

$8 million increase in unearned revenue reserve amortization and reinsurance accrual from hedged indexed universal life benefits

(5)                  Reflects revenues and expenses of Consolidated Investment Entities

(6)                  The market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments

(7)                  Integration charges related to acquisitions of Investment Professionals, Inc. and Lionstone Investments

(8)                  Decrease in DAC and DSIC amortization from higher than projected separate account growth

(9)                  Total auto and home catastrophe losses

(10)             Incremental expense related to the planning and implementation for the new Department of Labor fiduciary standard

(11)             Tax Cuts and Jobs Act impact on low income housing assets

(12)             Severance expense

(13)             Excess tax benefits (deficiencies) related to share-based compensation

(14)             The impact of the Tax Cuts and Jobs Act including remeasurement of net deferred tax assets using the lowered corporate tax rate, repatriation tax and the tax effect of low income housing assets

Ameriprise Financial, Inc.

Disclosed Items

3 Qtr 2017

Excluded from Adjusted Operating Earnings

	Asset Management	Annuities		Protection		Corporate and Eliminations
			Market Impact on		Market Impact on			Market Impact
	Securities	Securities	VA Guaranteed	Securities	Indexed Universal	Securities		of Hedges	Integration
(in millions, unaudited)	Gains/(Losses) (1)	Gains/(Losses) (1)	Benefits (2)	Gains/(Losses) (1)	Life Benefits (3)	Gains/(Losses) (1)	CIEs (4)	on Investments (5)	Charges (6)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—	$(3)	$—	$—
Distribution fees	—	—	—	—	—	—	—	—	—
Net investment income	(1)	3	—	1	—	(6)	26	(1)	—
Premiums	—	—	—	—	—	—	—	—	—
Other revenues	—	—	—	—	(5)	—	—	—	—
Total revenues	(1)	3	—	1	(5)	(6)	23	(1)	—
Banking and deposit interest expense	—	—	—	—	—	—	—	—	—
Total net revenues	(1)	3	—	1	(5)	(6)	23	(1)	—

Expenses
Distribution expenses	—	—	—	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	8	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	61	—	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	(6)	—	(3)	—	—	—	—
Interest and debt expense	—	—	—	—	—	—	22	—	—
General and administrative expense	—	—	—	—	—	—	1	—	1
Total expenses	—	—	55	—	5	—	23	—	1
Pretax segment income (loss)	$(1)	$3	$(55)	$1	$(10)	$(6)	$—	$(1)	$(1)

Included in Adjusted Operating Earnings

	Annuities		Protection			Corporate				Consolidated
	Market	Valuation	Market	Valuation	Auto & Home	Valuation	Long Term Care	Department of	Affordable Housing	Excess Tax Benefits
	Impacts	Assumption &	Impacts	Assumption &	Catastrophe	Assumption &	Loss	Labor Implementation	Investment	from Share-
(in millions, unaudited)	to DAC/DSIC (7)	Model Changes (8)	to DAC/DSIC (7)	Model Changes (8)	Losses (9)	Model Changes (8)	Recognition (10)	Costs (11)	Adjustment (12)	Based Payments (13)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Distribution fees	—	—	—	—	—	—	—	—	—	—
Net investment income	—	—	—	—	—	—	—	—	(4)	—
Premiums	—	—	—	—	—	—	—	—	—	—
Other revenues	—	—	—	(47)	—	—	—	—	—	—
Total revenues	—	—	—	(47)	—	—	—	—	(4)	—
Banking and deposit interest expense	—	—	—	—	—	—	—	—	—	—
Adjusted operating total net revenues	—	—	—	(47)	—	—	—	—	(4)	—

Expenses
Distribution expenses	—	—	—	—	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	(2)	(119)	—	(14)	15	1	57	—	—	—
Amortization of deferred acquisition costs	(10)	(1)	(1)	(13)	—	—	—	—	—	—
Interest and debt expense	—	—	—	—	—	—	—	—	—	—
General and administrative expense	—	—	—	—	—	—	—	5	—	—
Adjusted operating expenses	(12)	(120)	(1)	(27)	15	1	57	5	—	—
Pretax adjusted operating earnings	$12	$120	$1	$(20)	$(15)	$(1)	$(57)	$(5)	$(4)	$—
Tax benefit										$25

(1)                           Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities

(2)                           Variable annuity guaranteed benefit impacts include:

$61 million net expense related to hedged variable annuity benefits

$6 million decrease in DAC and DSIC amortization resulting from hedged benefits

(3)                           Indexed universal life benefit impacts include:

$8 million net expense related to hedged indexed universal life benefits

$3 million decrease in DAC amortization resulting from hedged indexed universal life benefits

$5 million decrease in unearned revenue reserve amortization and reinsurance accrual from hedged indexed universal life benefits

(4)                           Reflects revenues and expenses of Consolidated Investment Entities

(5)                           The market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments

(6)                           Integration charges related to Investment Professionals, Inc. acquisition

(7)                           Decrease in DAC and DSIC amortization from higher than projected separate account growth

(8)                           Net pretax impact of model changes and the annual review/updating of valuation assumptions, including the annual long term care review

(9)                           Total auto and home catastrophe losses

(10)                      Premium deficiency loss recognition for Long Term Care

(11)                      Incremental expense related to the planning and implementation for the new Department of Labor fiduciary standard

(12)                      Adjustment for an affordable housing investment to align it with the remaining tax benefit cash flows

(13)                      Excess tax benefits (deficiencies) related to share-based compensation

Ameriprise Financial, Inc.

Disclosed Items

2 Qtr 2017

Excluded from Adjusted Operating Earnings

	Advice & Wealth Management	Annuities		Protection	Corporate and Eliminations
			Market Impact on	Market Impact on		Market Impact
	Securities	Securities	VA Guaranteed	Indexed Universal		of Hedges
(in millions, unaudited)	Gains/(Losses) (1)	Gains/(Losses) (1)	Benefits (2)	Life Benefits (3)	CIEs (4)	on Investments (5)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$(3)	$—
Distribution fees	—	—	—	—	—	—
Net investment income	7	14	—	—	28	(8)
Premiums	—	—	—	—	—	—
Other revenues	—	—	—	(3)	—	—
Total revenues	7	14	—	(3)	25	(8)
Banking and deposit interest expense	—	—	—	—	—	—
Total net revenues	7	14	—	(3)	25	(8)

Expenses
Distribution expenses	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	6	—	—
Benefits, claims, losses and settlement expenses	—	1	89	—	—	—
Amortization of deferred acquisition costs	—	—	(9)	(3)	—	—
Interest and debt expense	—	—	—	—	22	—
General and administrative expense	—	—	—	—	2	—
Total expenses	—	1	80	3	24	—
Pretax segment income (loss)	$7	$13	$(80)	$(6)	$1	$(8)

Included in Adjusted Operating Earnings

	Annuities	Protection	Corporate	Consolidated
	Market	Auto & Home	Department of	Excess Tax Benefits
	Impacts	Catastrophe	Labor Implementation	from Share-
(in millions, unaudited)	to DAC/DSIC (6)	Losses (7)	Costs (8)	Based Payments (9)
Revenues
Management and financial advice fees	$—	$—	$—	$—
Distribution fees	—	—	—	—
Net investment income	—	—	—	—
Premiums	—	—	—	—
Other revenues	—	—	—	—
Total revenues	—	—	—	—
Banking and deposit interest expense	—	—	—	—
Adjusted operating total net revenues	—	—	—	—

Expenses
Distribution expenses	—	—	—	—
Interest credited to fixed accounts	—	—	—	—
Benefits, claims, losses and settlement expenses	(2)	44	—	—
Amortization of deferred acquisition costs	(7)	—	—	—
Interest and debt expense	—	—	—	—
General and administrative expense	—	—	8	—
Adjusted operating expenses	(9)	44	8	—

Pretax adjusted operating earnings	$9	$(44)	$(8)	$—
Tax benefit				$4

(1)        Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities

(2)        Variable annuity guaranteed benefit impacts include:

$91 million net expense related to hedged variable annuity benefits

$11 million decrease in DAC and DSIC amortization resulting from hedged benefits

(3)        Indexed universal life benefit impacts include:

$6 million net expense related to hedged indexed universal life benefits

$3 million decrease in DAC amortization resulting from hedged indexed universal life benefits

$3 million decrease in unearned revenue reserve amortization and reinsurance accrual from hedged indexed universal life benefits

(4)        Reflects revenues and expenses of Consolidated Investment Entities

(5)        The market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments

(6)        Decrease in DAC and DSIC amortization from higher than projected separate account growth

(7)        Total auto and home catastrophe losses

(8)        Incremental expense related to the planning and implementation for the new Department of Labor fiduciary standard

(9)        Excess tax benefits (deficiencies) related to share-based compensation

Ameriprise Financial, Inc.

Disclosed Items

1 Qtr 2017

Excluded from Adjusted Operating Earnings

	Advice & Wealth Management	Asset Management	Annuities		Protection	Corporate and Eliminations
				Market Impact on	Market Impact on		Market Impact
	Securities	Securities	Securities	VA Guaranteed	Indexed Universal		of Hedges
(in millions, unaudited)	Gains/(Losses) (1)	Gains/(Losses) (1)	Gains/(Losses) (1)	Benefits (2)	Life Benefits (3)	CIEs (4)	on Investments (5)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$(3)	$—
Distribution fees	—	—	—	—	—	—	—
Net investment income	2	(2)	17	—	—	25	1
Premiums	—	—	—	—	—	—	—
Other revenues	—	—	—	—	1	—	—
Total revenues	2	(2)	17	—	1	22	1
Banking and deposit interest expense	—	—	—	—	—	—	—
Total net revenues	2	(2)	17	—	1	22	1

Expenses
Distribution expenses	—	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	72	—	—	—
Amortization of deferred acquisition costs	—	—	1	(9)	1	—	—
Interest and debt expense	—	—	—	—	—	21	—
General and administrative expense	—	—	—	—	—	—	—
Total expenses	—	—	1	63	1	21	—
Pretax segment income (loss)	$2	$(2)	$16	$(63)	$—	$1	$1

Included in Adjusted Operating Earnings

	Annuities	Protection		Corporate		Consolidated
	Market	Market	Auto & Home	Department of	Renegotiated	Excess Tax Benefits
	Impacts	Impacts	Catastrophe	Labor Implementation	Vendor	from Share-
(in millions, unaudited)	to DAC/DSIC (6)	to DAC/DSIC (6)	Losses (7)	Costs (8)	Arrangement (9)	Based Payments (10)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—
Distribution fees	—	—	—	—	—	—
Net investment income	—	—	—	—	—	—
Premiums	—	—	—	—	—	—
Other revenues	—	—	—	—	—	—
Total revenues	—	—	—	—	—	—
Banking and deposit interest expense	—	—	—	—	—	—
Adjusted operating total net revenues	—	—	—	—	—	—

Expenses
Distribution expenses	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	(2)	—	25	—	—	—
Amortization of deferred acquisition costs	(8)	(1)	—	—	—	—
Interest and debt expense	—	—	—	—	—	—
General and administrative expense	—	—	—	10	9	—
Adjusted operating expenses	(10)	(1)	25	10	9	—

Pretax adjusted operating earnings	$10	$1	$(25)	$(10)	$(9)	$—
Tax benefit						$28

(1)        Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities

(2)        Variable annuity guaranteed benefit impacts include:

$73 million net expense related to hedged variable annuity benefits

$10 million decrease in DAC and DSIC amortization resulting from hedged benefits

(3)        Indexed universal life benefit impacts include:

Less than $1 million net benefit related to hedged indexed universal life benefits

$1 million increase in DAC amortization resulting from hedged indexed universal life benefits

$1 million increase in unearned revenue reserve amortization and reinsurance accrual from hedged indexed universal life benefits

(4)        Reflects revenues and expenses of Consolidated Investment Entities

(5)        The market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments

(6)        Decrease in DAC and DSIC amortization from higher than projected separate account growth

(7)        Total auto and home catastrophe losses

(8)        Incremental expense related to the planning and implementation for the new Department of Labor fiduciary standard

(9)        Renegotiation of a vendor arrangement

(10)   Excess tax benefits (deficiencies) related to share-based compensation

Exhibit B

Statistical Supplement Package

(unaudited)

First Quarter 2018

Corporate & Other Segment Details

Ameriprise Financial, Inc.

Corporate Excluding Long Term Care

First Quarter 2018

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2017	2 Qtr 2017	3 Qtr 2017	4 Qtr 2017	1 Qtr 2018	2017	2018	Diff.	%	Diff.	%	Diff.	%
Corporate Excluding Long Term Care Adjusted Operating Income Statements
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—	$—	$—	—	$—	—	$—	—
Distribution fees	—	—	—	—	—	—	—	—	—	—	—	—	—
Net investment income	(11)	(11)	(19)	(58)	(10)	(11)	(10)	1	9%	1	9%	48	83%
Premiums	—	—	—	—	—	—	—	—	—	—	—	—	—
Other revenues	2	1	1	3	2	2	2	—	—	—	—	(1)	(33)%
Total revenues	(9)	(10)	(18)	(55)	(8)	(9)	(8)	1	11%	1	11%	47	85%
Banking and deposit interest expense	—	1	1	1	1	—	1	1	—	1	—	—	—
Adjusted operating total net revenues	(9)	(11)	(19)	(56)	(9)	(9)	(9)	—	—	—	—	47	84%

Expenses
Distribution expenses	—	—	1	—	—	—	—	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest and debt expense	5	4	3	4	3	5	3	(2)	(40)%	(2)	(40)%	(1)	(25)%
General and administrative expense	67	58	55	61	46	67	46	(21)	(31)%	(21)	(31)%	(15)	(25)%
Adjusted operating expenses	72	62	59	65	49	72	49	(23)	(32)%	(23)	(32)%	(16)	(25)%
Pretax adjusted operating earnings (loss)	$(81)	$(73)	$(78)	$(121)	$(58)	$(81)	$(58)	$23	28%	$23	28%	$63	52%

Ameriprise Financial, Inc.

Long Term Care

First Quarter 2018

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2017	2 Qtr 2017	3 Qtr 2017	4 Qtr 2017	1 Qtr 2018	2017	2018	Diff.	%	Diff.	%	Diff.	%
Long Term Care Adjusted Operating Income Statements
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—	$—	$—	—	$—	—	$—	—
Distribution fees	—	—	—	—	—	—	—	—	—	—	—	—	—
Net investment income	39	40	41	39	40	39	40	1	3%	1	3%	1	3%
Premiums	27	26	28	28	26	27	26	(1)	(4)%	(1)	(4)%	(2)	(7)%
Other revenues	—	—	—	—	—	—	—	—	—	—	—	—	—
Total revenues	66	66	69	67	66	66	66	—	—	—	—	(1)	(1)%
Banking and deposit interest expense	—	—	—	—	—	—	—	—	—	—	—	—	—
Adjusted operating total net revenues	66	66	69	67	66	66	66	—	—	—	—	(1)	(1)%

Expenses
Distribution expenses	(3)	(2)	(3)	(4)	(2)	(3)	(2)	1	33%	1	33%	2	50%
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	58	62	119	74	56	58	56	(2)	(3)%	(2)	(3)%	(18)	(24)%
Amortization of deferred acquisition costs	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest and debt expense	3	2	3	3	3	3	3	—	—	—	—	—	—
General and administrative expense	7	7	8	7	7	7	7	—	—	—	—	—	—
Adjusted operating expenses	65	69	127	80	64	65	64	(1)	(2)%	(1)	(2)%	(16)	(20)%
Pretax adjusted operating earnings (loss)	$1	$(3)	$(58)	$(13)	$2	$1	$2	$1	#	$1	#	$15	#

Net Policyholder Long Term Care Reserves (1)
Active Life Reserves	$1,902	$1,946	$2,039	$2,087	$2,036	$1,902	$2,036	$134	7%	$134	7%	$(51)	(2)%
Disabled Life Reserves	472	480	490	504	507	472	507	35	7%	35	7%	3	1%
Total net policyholder long term care reserves	$2,374	$2,426	$2,529	$2,591	$2,543	$2,374	$2,543	$169	7%	$169	7%	$(48)	(2)%

(1)        SFAS 115 requires GAAP reserves to include all unrealized gains on available for sale securities in the portfolio to be reported as if they were realized on the last day of the accounting period with all financial impacts flowing through other comprehensive income.

# Variance equal to or greater than 100%.

Exhibit C

Statistical Supplement Package

(unaudited)

First Quarter 2018

Non-GAAP Financial Measure Reconciliations

Ameriprise Financial, Inc.

Non-GAAP Financial Measure Reconciliations

First Quarter 2018

						Year-to-date
(in millions unless otherwise noted, unaudited)	1 Qtr 2017	2 Qtr 2017	3 Qtr 2017	4 Qtr 2017	1 Qtr 2018	2017	2018
Return on Equity
Net income (last twelve months)	$1,352	$1,410	$1,702	$1,480	$1,671	$1,352	$1,671
Less adjustments (1)	(128)	(132)	(165)	(123)	(63)	(128)	(63)
Adjusted operating earnings (last twelve months)	$1,480	$1,542	$1,867	$1,603	$1,734	$1,480	$1,734

Total Ameriprise Financial shareholders’ equity (five point quarter end average)	$6,681	$6,518	$6,367	$6,212	$6,122	$6,681	$6,122
Less AOCI, net of tax (five point quarter end average)	418	390	325	252	210	418	210
Total Ameriprise Financial shareholders’ equity excluding AOCI (five point quarter end average)	6,263	6,128	6,042	5,960	5,912	6,263	5,912
Less equity impacts attributable to the consolidated investment entities (five point quarter end average)	1	1	1	—	1	1	1
Adjusted operating equity (five point quarter end average)	$6,262	$6,127	$6,041	$5,960	$5,911	$6,262	$5,911

Return on equity excluding AOCI	21.6%	23.0%	28.2%	24.8%	28.3%	21.6%	28.3%
Adjusted operating return on equity excluding AOCI	23.6%	25.2%	30.9%	26.9%	29.3%	23.6%	29.3%

Effective Tax Rate
Pretax income	$475	$511	$633	$595	$696	$475	$696
Less adjustments (2)	(45)	(73)	(70)	(1)	39	(45)	39
Pretax adjusted operating earnings	$520	$584	$703	$596	$657	$520	$657

Income tax provision	$72	$118	$126	$418	$102	$72	$102
Adjusted operating income tax provision	$88	$143	$151	$418	$94	$88	$94

Effective tax rate	15.2%	23.1%	19.9%	70.3%	14.7%	15.2%	14.7%
Adjusted operating effective tax rate	16.9%	24.5%	21.5%	70.1%	14.3%	16.9%	14.3%

(1)             Adjustments reflect the trailing twelve months’ sum of after-tax net realized investment gains/losses, net of DSIC and DAC amortization, unearned revenue amortization and the reinsurance accrual; the market impact on variable annuity guaranteed benefits, net of hedges and the related DSIC and DAC amortization; the market impact on indexed universal life benefits, net of hedges and the related DAC amortization, unearned revenue amortization, and the reinsurance accrual; the market impact on fixed index annuity benefits, net of hedges and the related DAC amortization; the market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments; integration/restructuring charges; and net income (loss) from consolidated investment entities. After-tax is calculated using the statutory tax rate of 35% in 2017 and 21% in 2018.

(2)             Adjustments reflect net realized investment gains/losses, net of DSIC and DAC amortization, unearned revenue amortization and the reinsurance accrual; the market impact on variable annuity guaranteed benefits net of hedges and the related DSIC and DAC amortization; the market impact on indexed universal life benefits, net of hedges and the related DAC amortization, unearned revenue amortization, and the reinsurance accrual; the market impact on fixed index annuity benefits, net of hedges and the related DAC amortization; the market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments; integration/restructuring charges; and the impact of consolidated investment entities.

Ameriprise Financial, Inc.

Non-GAAP Financial Measure Reconciliations

First Quarter 2018

(in millions unless otherwise noted, unaudited)	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018
Long-term Debt Summary
Senior notes	$2,850	$2,850	$2,850	$2,850	$2,850
Capital lease obligations	47	44	41	38	34
Fair value of hedges, unamortized discount and debt issuance costs	14	14	11	3	(3)
Total Ameriprise Financial long-term debt	2,911	2,908	2,902	2,891	2,881
Less fair value of hedges, unamortized discount and debt issuance costs	14	14	11	3	(3)
Less capital lease obligations	47	44	41	38	34
Total Ameriprise Financial long-term debt excluding fair value of hedges, unamortized discount, debt issuance costs and capital lease obligations	$2,850	$2,850	$2,850	$2,850	$2,850

Equity Summary
Total equity	$6,224	$6,247	$6,306	$5,995	$5,840
Less equity of consolidated investment entities	1	1	1	—	—
Total equity excluding CIEs	$6,223	$6,246	$6,305	$5,995	$5,840

Capital Summary
Total Ameriprise Financial long-term debt	$2,911	$2,908	$2,902	$2,891	$2,881
Total equity	6,224	6,247	6,306	5,995	5,840
Total Ameriprise Financial capital	9,135	9,155	9,208	8,886	8,721
Less equity of consolidated investment entities	1	1	1	—	—
Less fair value of hedges, unamortized discount and debt issuance costs	14	14	11	3	(3)
Less capital lease obligations	47	44	41	38	34
Total Ameriprise Financial capital excluding fair value of hedges, unamortized discount, debt issuance costs, capital lease obligations and equity of CIEs	$9,073	$9,096	$9,155	$8,845	$8,690

Total Ameriprise Financial long-term debt to total Ameriprise Financial capital	31.9%	31.8%	31.5%	32.5%	33.0%
Total Ameriprise Financial long-term debt to total Ameriprise Financial capital excluding fair value of hedges, unamortized discount, debt issuance costs, capital lease obligations and equity of CIEs	31.4%	31.3%	31.1%	32.2%	32.8%

Total equity	$6,224	$6,247	$6,306	$5,995	$5,840
AOCI	219	299	312	229	(5)
Retained earnings attributable to CIEs	1	1	1	1	1
AOCI attributable to CIEs	—	—	—	(1)	(1)

Total equity	$6,224	$6,247	$6,306	$5,995	$5,840
Less AOCI	219	299	312	229	(5)
Total equity excluding AOCI	$6,005	$5,948	$5,994	$5,766	$5,845

Total equity	$6,224	$6,247	$6,306	$5,995	$5,840
Less retained earnings attributable to CIEs	1	1	1	1	1
Less AOCI	219	299	312	229	(5)

Total equity excluding CIEs and AOCI	$6,004	$5,947	$5,993	$5,765	$5,844

Exhibit D

Statistical Supplement Package

(unaudited)

First Quarter 2018

Revenue Detail by Product

Ameriprise Financial, Inc.

Revenue From Contracts With Customers

Three Month Period Ended March 31, 2018

(in millions, unaudited)	Advice & Wealth Management	Asset Management	Annuities	Protection	Corporate & Other	Total Segments	Non Adjusted Operating Revenue	Total
Revenues
Management and financial advice fees:
Asset management fees:
Retail	$—	$480	$—	$—	$—	$480	$—	$480
Institutional	—	111	—	—	—	111	—	111
Advisory fees	691	—	—	—	—	691	—	691
Financial planning fees	68	—	—	—	—	68	—	68
Transaction and other fees	89	48	14	2	—	153	—	153
Total management and financial advice fees	848	639	14	2	—	1,503	—	1,503
Distribution Fees:
Mutual funds	190	69	—	—	—	259	—	259
Insurance and annuity	222	45	84	8	—	359	—	359
Other products	145	—	—	—	—	145	—	145
Total distribution fees	557	114	84	8	—	763	—	763
Other revenues	41	1	—	—	—	42	—	42
Total revenue from contracts with customers	1,446	754	98	10	—	2,308	—	2,308
Revenue from other sources	71	24	515	509	58	1,177	61	1,238
Total segment gross revenues	1,517	778	613	519	58	3,485	61	3,546
Banking and deposit interest expense	16	—	—	—	1	17	—	17
Total segment net revenues	1,501	778	613	519	57	3,468	61	3,529
Less: intersegment revenues	240	12	90	16	(1)	357	4	361
Total net revenues	$1,261	$766	$523	$503	$58	$3,111	$57	$3,168

Ameriprise Financial, Inc.

Revenue From Contracts With Customers

Three Month Period Ended December 31, 2017

(in millions, unaudited)	Advice & Wealth Management	Asset Management	Annuities	Protection	Corporate & Other	Total Segments	Non Adjusted Operating Revenue	Total
Revenues
Management and financial advice fees:
Asset management fees:
Retail	$—	$484	$—	$—	$—	$484	$—	$484
Institutional	—	148	—	—	—	148	—	148
Advisory fees	677	—	—	—	—	677	—	677
Financial planning fees	87	—	—	—	—	87	—	87
Transaction and other fees	91	47	15	2	—	155	—	155
Total management and financial advice fees	855	679	15	2	—	1,551	—	1,551
Distribution Fees:
Mutual funds	193	70	—	—	—	263	—	263
Insurance and annuity	234	44	85	8	—	371	—	371
Other products	127	—	—	—	—	127	—	127
Total distribution fees	554	114	85	8	—	761	—	761
Other revenues	45	1	—	—	—	46	—	46
Total revenue from contracts with customers	1,454	794	100	10	—	2,358	—	2,358
Revenue from other sources	69	22	538	518	12	1,159	52	1,211
Total segment gross revenues	1,523	816	638	528	12	3,517	52	3,569
Banking and deposit interest expense	14	—	—	—	1	15	—	15
Total segment net revenues	1,509	816	638	528	11	3,502	52	3,554
Less: intersegment revenues	252	12	92	16	(1)	371	3	374
Total net revenues	$1,257	$804	$546	$512	$12	$3,131	$49	$3,180

Ameriprise Financial, inc.

Revenue From Contracts With Customers

Three Month Period Ended September 30, 2017

(in millions, unaudited)	Advice & Wealth Management	Asset Management	Annuities	Protection	Corporate & Other	Total Segments	Non Adjusted Operating Revenue	Total
Revenues
Management and financial advice fees:
Asset management fees:
Retail	$—	$467	$—	$—	$—	$467	$—	$467
Institutional	—	140	—	—	—	140	—	140
Advisory fees	641	—	—	—	—	641	—	641
Financial planning fees	71	—	—	—	—	71	—	71
Transaction and other fees	89	51	14	3	—	157	—	157
Total management and financial advice fees	801	658	14	3	—	1,476	—	1,476
Distribution Fees:
Mutual funds	186	68	—	—	—	254	—	254
Insurance and annuity	212	43	82	10	—	347	—	347
Other products	120	—	—	—	—	120	—	120
Total distribution fees	518	111	82	10	—	721	—	721
Other revenues	36	—	—	—	—	36	—	36
Total revenue from contracts with customers	1,355	769	96	13	—	2,233	—	2,233
Revenue from other sources	67	15	530	465	51	1,128	18	1,146
Total segment gross revenues	1,422	784	626	478	51	3,361	18	3,379
Banking and deposit interest expense	12	—	—	—	1	13	—	13
Total segment net revenues	1,410	784	626	478	50	3,348	18	3,366
Less: intersegment revenues	233	12	88	16	(1)	348	4	352
Total net revenues	$1,177	$772	$538	$462	$51	$3,000	$14	$3,014

Ameriprise Financial, Inc.

Revenue From Contracts With Customers

Three Month Period Ended June 30, 2017

(in millions, unaudited)	Advice & Wealth Management	Asset Management	Annuities	Protection	Corporate & Other	Total Segments	Non Adjusted Operating Revenue	Total
Revenues
Management and financial advice fees:
Asset management fees:
Retail	$—	$460	$—	$—	$—	$460	$—	$460
Institutional	—	106	—	—	—	106	—	106
Advisory fees	606	—	—	—	—	606	—	606
Financial planning fees	75	—	—	—	—	75	—	75
Transaction and other fees	93	53	15	1	—	162	—	162
Total management and financial advice fees	774	619	15	1	—	1,409	—	1,409
Distribution Fees:
Mutual funds	178	71	—	—	—	249	—	249
Insurance and annuity	210	41	82	7	—	340	—	340
Other products	119	—	—	—	—	119	—	119
Total distribution fees	507	112	82	7	—	708	—	708
Other revenues	46	—	—	—	—	46	—	46
Total revenue from contracts with customers	1,327	731	97	8	—	2,163	—	2,163
Revenue from other sources	61	16	530	509	56	1,172	39	1,211
Total segment gross revenues	1,388	747	627	517	56	3,335	39	3,374
Banking and deposit interest expense	12	—	—	—	1	13	—	13
Total segment net revenues	1,376	747	627	517	55	3,322	39	3,361
Less: intersegment revenues	231	12	87	15	—	345	4	349
Total net revenues	$1,145	$735	$540	$502	$55	$2,977	$35	$3,012

Ameriprise Financial, Inc.

Revenue From Contracts With Customers

Three Month Period Ended March 31, 2017

(in millions, unaudited)	Advice & Wealth Management	Asset Management	Annuities	Protection	Corporate & Other	Total Segments	Non Adjusted Operating Revenue	Total
Revenues
Management and financial advice fees:
Asset management fees:
Retail	$—	$440	$—	$—	$—	$440	$—	$440
Institutional	—	101	—	—	—	101	—	101
Advisory fees	570	—	—	—	—	570	—	570
Financial planning fees	64	—	—	—	—	64	—	64
Transaction and other fees	89	51	13	2	—	155	—	155
Total management and financial advice fees	723	592	13	2	—	1,330	—	1,330
Distribution Fees:
Mutual funds	208	80	—	—	—	288	—	288
Insurance and annuity	199	41	78	8	—	326	—	326
Other products	109	—	—	—	—	109	—	109
Total distribution fees	516	121	78	8	—	723	—	723
Other revenues	37	1	—	—	—	38	—	38
Total revenue from contracts with customers	1,276	714	91	10	—	2,091	—	2,091
Revenue from other sources	55	11	517	511	57	1,151	45	1,196
Total segment gross revenues	1,331	725	608	521	57	3,242	45	3,287
Banking and deposit interest expense	10	—	—	—	—	10	—	10
Total segment net revenues	1,321	725	608	521	57	3,232	45	3,277
Less: intersegment revenues	237	11	84	15	—	347	4	351
Total net revenues	$1,084	$714	$524	$506	$57	$2,885	$41	$2,926